                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Materials Pursuant to Section 240.14a-11(c) or 240.14a-12

                      COMPOST AMERICA HOLDING COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:

                  -----------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

                  -----------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth in the amount on which the filing fee is calculated and state how it was determined):

                  -----------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  -----------------------------------------------------

         5)       Total fee paid:

                  -----------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

--------------------

2) Form, Schedule or Registration Statement No.

--------------------

3) Filing Party:

--------------------

4) Date Filed:

--------------------

                      COMPOST AMERICA HOLDING COMPANY, INC.
            One Gateway Center, 25th floor, Newark, New Jersey 07102
                    Notice of Annual Meeting of Shareholders

To the Shareholders of Compost America Holding Company, Inc.:


NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") will be held at the Gateway Hilton Hotel, Raymond Blvd., Newark, New Jersey 07192, on Thursday, September 28, 2000, at the hour of 8:00 o'clock in the morning (local time) for the following purposes:


1. To elect Charles Carson, Christopher Daggett, Michael Goodman, Brian Marshall, Peter Petrillo and Marvin Roseman as Directors of the Company to serve a term of one year or until their successors are duly appointed and qualified;

2. To ratify the selection by the Company's Board of Directors of Rothstein, Kass & Company, P.C. as independent accountants to audit the books of account of the Company for the current fiscal year;

3. To approve the Company's change of its state of incorporation from New Jersey to Delaware, its change of name and its increase in authorized common shares by (1) approving the merger of the Company into its newly-formed, wholly-owned Delaware subsidiary (the "Reincorporation Merger"), pursuant to an Agreement and Plan of Merger (the "Reincorporation Merger Agreement") set forth in Annex I to the Proxy Statement which accompanies this Notice of Meeting, and, assuming shareholder approval of the Reincorporation Merger, (2) approving the change of the Company's name from Compost America Holding Company, Inc. to Phoenix Waste Services Company, Inc. and (3) approving the increase in the Company's authorized common shares from 100,000,000 to 200,000,000, and

4. To transact such further business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on July 31, 2000 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.


DATED the 7th day of September, 2000.


BY ORDER OF THE BOARD OF DIRECTORS

Richard Franks, Esq., Secretary

                         PLEASE RETURN YOUR SIGNED PROXY

NOTE: Shareholders who are not able to be personally present at the annual meeting are requested to promptly sign and return in the enclosed envelope the accompanying form of proxy for use at the meeting. This will not prevent you from voting in person at the meeting. It will, however, help assure a quorum and avoid added proxy solicitation costs.

                     COMPOST AMERICA HOLDING COMPANY, INC.
            One Gateway Center, 25th floor, Newark, New Jersey 07102
                              September 7, 2000


                              -------------------

                                PROXY STATEMENT

                              -------------------



         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") for use at the annual meeting of the shareholders of the Company to be held on Thursday, September 28, 2000 at 8:00 o'clock in the morning (local time) at the Gateway Hilton Hotel, Raymond Blvd., Newark, New Jersey 07102, for the purpose of considering and voting on the three proposals described in the accompanying notice of meeting. These three proposals are:


Proposal No. 1 - Election of Directors. Proxies are being solicited to elect
--------------------------------------
six persons to the  Company's  Board of Directors.

Proposal No. 2 - Ratification of the Appointment of Auditors. Proxies also are
------------------------------------------------------------
being solicited to ratify the re-appointment of Rothstein, Kass and Company, Inc. as the Company's auditors.

Proposal No. 3 - Reincorporation into Delaware, Change of Name and Increase
--------------------------------------------------------------------------------
in Authorized Common Shares. Finally, proxies also are being solicited to
---------------------------
approve an Agreement and Plan of Merger (the "Reincorporation Merger Agreement") resulting in a Reincorporation Merger, as a result of which the Company will change its state of incorporation from New Jersey to Delaware and, if the Agreement and Plan of Merger is approved, also will change its name from Compost America Holding Company, Inc. to Phoenix Waste Services Company, Inc. and will increase its authorized common shares from 100,000,000 to 200,000,000, along with certain other changes set forth in this proxy statement and in the documents annexed hereto.

         It is expected that the solicitation will be primarily by mail, but proxies also may be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company.

         The form of proxy forwarded to shareholders with the notice of meeting confers discretionary authority upon the proxy nominees with respect to the matters identified in the notice of meeting, or other matters that may properly come before the meeting. The form of proxy allows the shareholder to specify that the shares registered in his/her name may be voted for or against or withheld from voting in the election of directors and the ratification of the appointment of auditors and may vote for or vote against or abstain from voting on the proposed merger of the Company into its newly-formed, wholly-owned Delaware subsidiary, which would have the effect of changing the Company's state of incorporation from New Jersey to Delaware (the "Reincorporation Merger") and, if the Reincorporation Merger Agreement is approved, changing the name of the Company to Phoenix Waste Services Company, Inc. (herein sometimes referred to as "Phoenix") and increasing its number of authorized common shares from 100,000,000 to 200,000,000, all as specified in the notice of meeting.

         The shares represented by proxies solicited hereby will be voted for or voted against or withheld from voting, in each case, in accordance with the specifications made by the shareholders giving such proxy.

         In respect of proxies solicited hereby in which the shareholders fail to specify how they want their shares to be voted, these shares will be VOTED FOR the election of management's nominees for directors and VOTED FOR the ratification of the appointment of the auditors and VOTED FOR the Reincorporation Merger Agreement, the change of name and the increase in authorized common shares.

         For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will be counted for the purpose of establishing a quorum but will not be voted.

         Proxies given by shareholders for use at the meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by law, a proxy may be revoked in any one of the following ways:

(a) by signing a form of proxy bearing a later date and depositing it with the Secretary of the Company prior to the closing of the polls at the meeting;

(b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary or the Chairman of the meeting prior to the closing of the polls at the meeting;

(c) by attending the meeting in person and personally voting the shares represented by the proxy; or

(d) by an instrument in writing executed by the shareholder or by his/her attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such meeting on the day of the meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

         The authorized capital of the Company consists of 25,000,000 Preferred Shares, no par value, of which 169,000 shares have been designated as Series A Exchangeable Redeemable Preferred Stock ("Series A Preferred Shares"), 5,000,000 shares have been designated as $2.50 Series B Convertible Preferred Stock ("Series B Preferred Shares"), 91,000 shares have been designated as Series C Redeemable Convertible Preferred Stock ("Series C Preferred Shares") and 17,500 shares have been designated as Series D Exchangeable Redeemable Preferred Stock ("Series D Preferred Shares") (collectively, the "Preferred Shares") and 100,000,000 common shares, no par value (the "Common Shares").


         As of July 31, 2000, the record date for the meeting, 169,000 Series A Preferred Shares, 401,000 Series B Preferred Shares, 91,000 Series C Preferred Shares and 8,771 Series D Preferred Shares and 67,213,844 Common Shares were issued and outstanding. Holders of outstanding Common Shares of record at the close of business on July 31, 2000 will be entitled to one vote per share at the annual meeting to be held on September 28, 2000. Except as indicated herein, holders of Preferred Shares are not entitled to vote on the election of directors or on the ratification of the appointment of auditors or, unless it adversely affects their interests, on the Reincorporation Merger. The

Certificate of Designation for the Company's Series B Preferred Shares (the "Series B Certificate") provides that any merger of the Company shall be deemed a liquidation, thereby triggering a redemption of the Series B Preferred Shares at a price of $2.50 per share plus any accrued and unpaid dividends. The Series B Certificate further provides that the Company's Certificate of Incorporation may not be amended in any way which affects the rights and preferences of holders of the Series B Preferred Shares without the prior written consent of at least fifty percent (50%) of the holders of the Series B Preferred Shares. Management is requesting a consent and waiver from the holders of the Series B Preferred Shares. Management does not believe that the Reincorporation Merger will adversely affect the interests of the other Preferred Shares and, accordingly, does not believe that holders of those Preferred Shares should have voting rights with respect to the Reincorporation Merger. However, if the Reincorporation Merger is approved by the Company's common shareholders, then holders of all Preferred Shares would have the right to dissent and to have their Preferred Shares appraised and redeemed for "Fair Value" in accordance with the provisions of Chapter 11 of the New Jersey Business Corporation Act. If Fair Value were determined to be the Liquidation Value of the Preferred Shares, then the cost of such a redemption would be prohibitive to the Company. For these reasons, the Company will not proceed with the Reorganization Merger until all of the holders of the Series B Preferred Shares and substantially all of the holders of the other Preferred Shares have executed a consent and waiver to the Reorganization Merger.

                          Summary of Principal Features
                                of Common Shares

Dividend Rights

         Holders of Common Shares are entitled to receive such dividends as may be declared by the Board of Directors of the Company out of the profits arising out of the business of the Company.

Voting Rights

         Holders of Common Shares are entitled to one vote for each share held on every matter submitted to a vote of shareholders. Shareholders do not have the right to cumulate their votes in the election of directors.

Liquidation Rights

         In the event of any liquidation, dissolution or winding-up of the Company, after provision for payment of the debts and other liabilities of the Company, including the Company's obligations to the holders of its Preferred Shares, the holders of the Common Shares shall be entitled to share ratably in the remaining assets of the Company.

Miscellaneous

         The Common Shares have no conversion rights, no pre-emptive rights and no liabilities for calls or assessments.

Transfer Agent and Registrar

         Chase Mellon Shareholder Services, 44 Wall Street, 6th floor, New York, New York 10005 is the transfer agent and registrar for the Common Shares.

                                Principal Holders

         The Company's only class of securities that is entitled to vote generally on all matters is its Common Shares.

         The following table sets forth, as of July 31, 2000 all persons known by the Company to be beneficial owners of more than five percent of the Company's Common Shares and the Common Shares ownership in the Company, directly or indirectly, of each of its directors, proposed directors and executive officers and by all directors, proposed directors and executive officers of the Company as a group.



                                 Amount and
                                 Nature of
Name and Address                 Beneficial      Percent of
of Beneficial Owners (1)         Ownership       Class
------------------------         ------------    -----
Bentley King Associates, Inc.    1,200,000 (2)      2.0%
 7960 Castle Pines Avenue
 Las Vegas, NV 89113

Charles R. Carson                  238,334 (3)       *
 590 Madison Avenue, 38th fl.
 New York, NY 10022
 (Director)

Chadwick Partners, LLC           1,259,375 (4)      2.1%
 764 Easton Avenue
 Somerset, NJ 08873

Anthony P. Cipollone               370,000 (5)       *
 One Gateway Center, 25th fl.
 Newark, NY 07102
 (Treasurer, Controller)

Christopher J. Daggett                     (4)       *
 764 Easton Avenue
 Somerset, NJ 08873
 (Office of the President,
  Proposed Director)

Richard L. Franks                   50,000 (6)       *
 One Gateway Center, 25th fl.
 Newark, NJ 07102
 (Vice President, Secretary)

Michael Goodman                       none           *
 345 Park Avenue, 41st fl.
 New York, NY 10154
 (Proposed Director)

Brian D. Marshall                     none           *
 345 Park Avenue, 41st fl.
 New York, NY 10154
 (Proposed Director)

Peter Petrillo                             (7)       *
 345 Park Avenue, 41st fl.
 New York, NY 10154
 (Director)

Marvin H. Roseman                          (2)       *
 7960 Castle Pines Avenue
 Las Vegas, NV 8913
 (Office of the President,
  Proposed Director)

John T. Shea                               (7)       *
 345 Park Avenue, 41st fl.
 New York, NY 10154
 (Director)

Christopher R. Smith                  none           *
 2840 Howe Road, Suite D
 Martinez, CA 94553
 (Director)

W-L Associates, LLC             33,587,105 (7)     50.0%
 c/o Wasteco Management Corp.
 c/o Corporation Service company
 1013 Centre Road
 Wilmington, DE 19805

Officers and Directors          36,704,814 (8)     52.2%
As A Group (8 Persons)

-------------------
* Less than 1%

(1) Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned.

(2) Includes 1,200,000 shares which may be acquired by Bentley King Associates, Inc. within sixty days upon the exercise of options. Marvin H. Roseman is the President of Bentley King Associates, Inc.

(3) Includes 238,334 shares which may be acquired by Mr. Carson within sixty days upon the exercise of options.

(4) Includes 4,375 shares owned directly and 1,255,000 shares which may be acquired by Chadwick Partners, LLC within sixty days upon the exercise of options. Christopher J. Daggett is the President of Chadwick Partners, LLC.

(5) Includes 20,000 shares owned directly by Mr. Cipollone and 350,000 shares which may be acquired by Mr. Cipollone within sixty days upon the exercise of options.

(6) Includes 50,000 shares which may be acquired by Mr. Franks within sixty days upon the exercise of options.

(7) Peter Petrillo, as the sole officer and director of the manager of W-L Associates, LLC, controls the voting of W-L Associates, LLC. Mr. Petrillo holds no Common Shares or options or warrants to acquire Common Shares in his own name.

(8) Includes 3,093,334 shares which may be acquired within sixty days upon the exercise of options and warrants. As at July 31, 2000, the Company had 67,213,844 shares outstanding. An additional 18,934,445 shares were subject to acquisition within sixty days upon the exercise of options and warrants and the conversion of notes, for a total of 86,148,289 shares on

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Each person whose name appears below has been nominated to be elected as a director of the Company to serve for a term of one year or until his successor is elected or appointed and qualified. The persons named below also will be the directors of Phoenix if the Reincorporation Merger is approved. Shares represented by proxies will be voted in favor of the election of the persons named below as directors unless a shareholder has specified in his/her proxy that his/her shares are to be withheld from voting in the election of one or more of the nominees for director or are to be voted against one or more nominees. If any one or more of these persons are unable to serve as a Director, proxies will have discretionary authority to vote shares for the election of any other person or persons nominated by the Board of Directors to serve as replacement directors. The Board of Directors recommends a vote FOR the election of these six nominees as directors of the Company.


         Director                         Age               Director Since
         --------                         ---               --------------

         Charles R. Carson                54                      1997

         Christopher Daggett              50                        *

         Michael Goodman                  36                        *

         Brian D. Marshall                26                        *

         Peter Petrillo                   40                      1997

         Marvin Roseman                   71                        *

* Has not previously served as a director

Business Experience

CHARLES R. CARSON - DIRECTOR

         Charles R. Carson became a Director of the Company in November, 1997. He has been a principal of Churchill Capital, Inc. since February 1999. From 1985 through 1999, Mr. Carson was a Partner at Quirk, Carson, Peppet, Inc. ("QCP"). QCP was established in 1985 to serve as investment bankers and management consultants to small and mid-sized companies (those with annual revenues of approximately $10 million to $200 million) in the environmental/waste management industry.

CHRISTOPHER DAGGETT - OFFICE OF THE PRESIDENT, PROPOSED DIRECTOR

         Christopher Daggett joined the Company's Office of the President in April, 1999. Since 1996, Mr. Daggett has been the President of Chadwick Partners, a firm seeking to acquire, remediate and redevelop or sell environmentally impaired real estate and environmentally impaired companies. From 1990 through 1996, prior to forming Chadwick Partners, Mr. Daggett was a managing director at William E. Simon & Sons, a New Jersey based investment firm.

MICHAEL GOODMAN - PROPOSED DIRECTOR

         Michael Goodman has been a vice-president in the direct equity investment group at Wafra Investment Advisory Group, Inc., an affiliate of W-L Associates, Inc. in New York City, since August 2000. From July 1998 through July 2000 he was a principal of Equinox Investment Partners, LLC, a private investment company in Darien, Connecticut. From January 1986 through June 1998, when he joined Equinox, Mr. Goodman was a vice-president (lending officer) at Chase Manhattan Bank in New York City. He was formerly a director of Acme International LLC and PBT Brands, Inc.

BRIAN D. MARSHALL - PROPOSED DIRECTOR

         Brian D. Marshall is an associate in the direct equity investment group at Wafra Investment Advisory Group, Inc., an affiliate of W-L Associates, Inc., in New York City. From 1996 through April 1999, when he joined Wafra, Mr. Marshall was an analyst in the investment banking group of Prudential Securities Incorporated in New York City. Prior to 1996 he was a student at the Wharton School of the University of Pennsylvania.

PETER PETRILLO - DIRECTOR

         Peter Petrillo has been a vice president in the direct equity investment group at Wafra Investment Advisory Group, Inc. since January 1995. From January 1991 to December 1994, Mr. Petrillo was a partner at Claymore Partners Ltd., a strategic and turnaround consulting firm. Prior to that he was a vice president at Lambert Brussels Capital Corporation. He became a Director of the Company in 1997.

MARVIN ROSEMAN - OFFICE OF THE PRESIDENT, PRESIDENT OF ALL SUBSIDIARIES, PROPOSED DIRECTOR

         Marvin Roseman joined the Company's Office of the President in April 1999. From 1994 through the present, Mr. Roseman has been the President of Bentley King Associates, a business consulting firm located in Las Vegas, Nevada. Prior thereto, he was a self-employed consultant to the cable industry.

         During the fiscal year ended April 30, 2000, thirteen directors' meeting were held. No director attended fewer than 75% of such meetings except for Christopher Smith, who attended six of the thirteen meetings, G. Chris Andersen, who attended eight of the thirteen meetings and Roger E. Tuttle, who attended nine of the thirteen meetings. Messrs. Smith, Andersen and Tuttle are not standing for re-election as directors of the Company. Directors receive no compensation or reimbursement of expenses for attending meetings of the Board. The Board of Directors of the Company has an Audit Committee consisting of Messrs. Carson (Chairman) and Petrillo. The primary duties of the audit committee are to advise the Board in its selection of auditors and to supervise the work of the auditors on behalf of the Board. During the fiscal year ended April 30, 2000, there were two meetings of the audit committee.

Compliance With Section 16(a) of the Exchange Act

         For its fiscal year ended April 30, 2000, the Company is not aware of any failure to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, by any director, officer or beneficial owner of more than ten percent of the common shares of the Company.

Executive Compensation

Name                   Annual Compensation                       All
and            Fiscal                            Other   Long-   Other
Principal       Year                             Annual  Term    Compen-
Position        Ended     Salary       Bonus     Comp.   Comp.   sation
----------     -------   ---------     -----    ------  -------  -------
Christopher    4/30/00   $320,000(1)    none     none    none    $ 13,371
Daggett,       4/30/99   $ none         none     none    none    $  none
Office of      4/30/98   $ none         none     none    none    $  none
the President

Marvin H.      4/30/00   $320,000(1)    none     none    none    $145,793(2)
Roseman,       4/30/99   $ none         none     none    none    $  none
Office of      4/30/98   $ none         none     none    none    $  none
the President

Roger E.       4/30/00   $ none         none     none    none    $  none
Tuttle,        4/30/99   $225,000       none     none    none    $  9,210
former Pres.   4/30/98   $350,000       none     none    none    $ 12,488
and CEO

Robert J.      4/30/00   $325,000       none     none    none    $535,000(3)
Longo,         4/30/99   $325,000       none     none    none    $242,200(3)
President      4/30/98   $162,500(4)    none     none    none    $  3,600
of EPIC

Richard L.     4/30/00   $236,307(5)    none     none    none    $ 72,000(2)
Franks,        4/30/99   $   none       none     none    none    $  none
VP, Sec.       4/30/98   $   none       none     none    none    $  none

Anthony P.     4/30/00   $150,000       none     none    none    $  3,600
Cipollone,     4/30/99   $126,923       none     none    none    $  none
Treasurer      4/30/98   $ 33,654       none     none    none    $  none

(1) Paid as a Consulting Fee. Includes $80,000 paid for services rendered during the prior fiscal year.

(2)      Primarily reimbursement for living and related expenses.

(3) Includes a fee of $700,000 for providing a personal indemnification for a surety bond issued to the Company, and other reimbursable expenses.

(4)      Commencing November 3, 1997

(5) Includes $44,307 paid for services rendered during the prior fiscal year.

Options/SAR Grants Table

          Number of    %age of
          Shares       Total
          Under-       Options
          lying        Granted
          Options      in Fiscal  Exercise or Base   Expiration
Name      Granted      Year       Price Per Share    Date
-------   ---------   ---------  -----------------  -----------
C. Daggett   none       n/a            n/a           n/a
M. Roseman   none       n/a            n/a           n/a
R. Tuttle    none       n/a            n/a           n/a
R. Longo     none       n/a            n/a           n/a
R. Franks    none       n/a            n/a           n/a
A. Cipollone none       n/a            n/a           n/a


Aggregated Option/SAR Exercises In Last Fiscal Year And
Fiscal Year-End Option/SAR Value Table
------------------------------------------

                                Number of       Value of
                                Shares Under    Unexercised
                                Unexercised     In-the-Money
          Shares                Options at      Options at
          Acquired   Value      FY-End; Exer/   FY-End; Exer/
Name      On Exerc.  Realized   non-Exer'able   Non-Exer'able (2)
-------   ---------  --------   ------------    ------------
C. Daggett   none     none           none       n/a
M. Roseman   none     none           none       n/a
R. Tuttle    none     none      1,209,875       n/a
R. Longo     none     none      1,500,000 (1)   n/a
R. Franks    none     none         50,000       n/a
A. Cipollone none     none        350,000       n/a

(1)      900,000 shares exercisable, 600,000 shares non-exercisable

(2) The market price of the Company's common stock as at its April 30, 2000 fiscal year end was $0.25 per share. No options were "in-the-money" at the time.

Long-Term Incentive Plan ("LTIP") Awards Table

         None of the persons included above were covered by any LTIP.

Compensation Of Directors

         No Director of the Company is compensated for serving as a director.

Employment Contracts And Termination Of Employment And
Change-In-Control Arrangements

         None of the persons included above were covered by any employment contracts, termination of employment or change-in-control arrangements other than as set forth in the agreements described below.

         On May 1, 1997 the Company entered into an amended employment agreement with its then President, Roger E. Tuttle. This agreement provided for employment as the Company's President through August 1, 2004 at an initial annual salary of $350,000 (of which $125,000 was not to be paid until the Company's cash resources were sufficient to permit payment thereof) with annual increases commensurate with the growth of the Company, plus a bonus of 5% of the Company's consolidated net income after taxes on the first $25,000,000 thereof and 2% thereafter. Mr. Tuttle also received options to purchase 1,000,000 Common Shares at $2.50 per share exercisable through August 1, 2004. In addition, he was to receive a one-time bonus of $500,000 when the Common Shares were accepted for listing on The NASDAQ Small Cap Stock Market or National Market System.

         This agreement was further amended effective May 1, 1999 and was terminated by the Company for cause in August 1999. Mr. Tuttle disputed this termination. On June 15, 2000 this dispute was settled, at which time Mr. Tuttle was paid $300,000, with an additional $600,000 to be paid over 36 months. Mr. Tuttle also was issued 930,000 Common Shares to replace shares previously distributed by him on behalf of the Company, the exercise price for his 1,000,000 options was reduced to $1.50 and the expiration date for these options was extended to March 31, 2005.

         On November 3, 1997 the Company's wholly owned subsidiary, Environmental Protection & Improvement Company, Inc. ("EPIC"), entered into an employment agreement with Robert J. Longo ("Longo"). This agreement provided for Longo's employment as the President of EPIC through September 15, 2002 at an initial annual salary of $325,000 and a bonus formula, plus options to purchase 1,500,000 Common Shares at $1.00 per share exercisable through September 16, 2002, which options vested 500,000 initially, and 200,000 annually commencing September 15, 1998. EPIC was sold by the Company on June 15, 2000 and this agreement was terminated, at which time a termination payment of $900,000 was made to Longo in settlement of his rights under his employment agreement.

         The Company entered into an employment agreement with Richard L. Franks, the Company's Vice President, Secretary and General Counsel, for a five year term effective February 1, 1999. The agreement calls for an annual salary of $192,000, a bonus of $100,000 upon the financial closing of each of the Miami, Florida and Newark, New Jersey waste disposal projects and options to purchase 50,000 Common Shares at an exercise price of $1.22 per share for a period of five years.

         The Company entered into an employment agreement with Anthony P. Cipollone, the Company's Treasurer and Controller, effective September 1998 through April 2001 which calls for an annual salary of $150,000 plus options to purchase 350,000 Common Shares at an exercise price of $1.00 per share for a period of three years.

         Since April 1999, the Company has been managed by an Office of the President, which positions, since August 1999, have been held solely by two consultants, Christopher J. Daggett and Marvin H. Roseman. From April 1999 through June 2000, each served on a month-to-month basis, and each was paid $20,000 per month, plus expenses.

         Effective June 29, 2000, the Company entered into a Consulting Agreement with Bentley King Associates, Inc. which provided for the consulting services of its President, Marvin H. Roseman, for a three year term, during which term Mr. Roseman will be a member of the Company's Office of the President, for a monthly fee of $20,000, plus options granted to Bentley King Associates, Inc. to purchase 1,200,000 shares of the Company's common stock at $0.01 per share for a period of ten years and to purchase an additional 2,000,000 shares, which options will be granted only if certain performance levels are reached.

         Effective June 29, 2000, the Company entered into a Consulting Agreement with Chadwick Partners, LLC which provided for the consulting services of its President, Christopher J. Daggett, for a three year term, during which term Mr. Daggett will be a member of the Company's Office of the President, for a monthly fee of $20,000, plus options granted to Chadwick Partners, LLC to purchase 1,200,000 shares of the Company's common stock at $0.01 per share for a period of ten years and to purchase an additional 2,000,000 shares, which options will be granted only if certain performance levels are reached.

Report On Repricing Of Options/SARS - None

Certain Relationships and Related Transactions

         Employment agreements of Roger E. Tuttle, Robert J. Longo, Richard L. Franks and Anthony P. Cipollone and Consulting Agreements with Bentley King Associates, Inc. (Marvin H. Roseman) and Chadwick Partners, LLC (Christopher J. Daggett) and Termination Agreements with Roger E. Tuttle and Robert J. Longo are described above.

         During the fiscal year ended April 30, 1999, while serving as a Director of the Company, earned a fee of $700,000 from the Company for providing a personal indemnification for a surety bond acquired by the Company. $225,000 of this fee was paid in the fiscal year ended April 30, 1999.

         In June 2000, Churchill Capital, Inc., of which Charles Carson, a Director of the Company, is a principal, was paid a fee of $790,000 for its assistance in arranging for the sale of EPIC. In June 2000, Mr. Carson was paid $72,600, and is still owed approximately $170,000, for financial advisory services provided in prior years by Quirk, Carson & Peppet, of which Mr. Carson was a principal.


                                 PROPOSAL NO. 2
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS


         Upon recommendation of the Board of Directors, and subject to ratification by the shareholders at the September 28, 2000 Annual Meeting, the Board of Directors has reappointed Rothstein, Kass & Company, P.C. as independent accountants to examine the consolidated financial statements of the Company for the fiscal year ending April 30, 2001.

         If the Board's appointment is not ratified, or if Rothstein, Kass & Company, P.C. declines to act or becomes incapable of action, or if their employment is discontinued, the Board will appoint other independent accountants whose continued employment after the next Annual Meeting of Shareholders shall be subject to ratification by the shareholders at that time.

         It is not anticipated that representatives of Rothstein, Kass & Company, P.C. will be present at the Annual Meeting. The persons named in the accompanying form of proxy intend to vote such proxies to ratify the appointment of Rothstein, Kass & Company, P.C. unless a contrary choice is indicated. The Board of Directors recommends a vote FOR ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company's independent accountants.


                                 PROPOSAL NO. 3
                CHANGE THE STATE OF INCORPORATION OF THE COMPANY
                 FROM NEW JERSEY TO DELAWARE, CHANGE THE NAME OF
              THE COMPANY AND INCREASE ITS AUTHORIZED COMMON SHARES

                                  Introduction

         The principal changes proposed to be effected as a result of Proposal No. 3, the Reincorporation Merger, include the change in the Company's state of incorporation, and, if and only if the Reincorporation Merger is approved, the change of the Company's name and an increase in the Company's number of authorized common shares, as well as certain other changes in the Company's Certificate of Incorporation and By-Laws. All of these changes are discussed below and are embodied in the Agreement and Plan of Merger (the "Reincorporation Merger Agreement") between the Company and Phoenix Waste Services Company, Inc. (as previously defined, "Phoenix"), the Company's wholly-owned Delaware subsidiary. The Board of Directors believes that the best interests of the Company and its stockholders will be served by adopting and approving the Reincorporation Merger Agreement and, accordingly, the Reincorporation Merger, the change of name and the increase in the authorized common shares.

         Shareholders will vote separately on the Reincorporation Merger Agreement, the change of name and the increase in authorized common shares. Should the Reincorporation Merger Agreement not be approved, then the issue of the change of name and the increase in authorized common shares in the newly-formed Delaware corporation will be moot, and shareholder votes on these two issues will not be counted. If the Reincorporation Merger Agreement is approved, but the change of name proposal is not approved, then the name of the Delaware corporation will be Compost America Holding Company, Inc. If the Reincorporation Merger Agreement is approved, but the increase in authorized common shares is not approved, then the number of authorized common shares of the Delaware corporation shall be 100,000,000, the same as the Company.

           Principal Reasons For The Reincorporation Merger Agreement

         The principal changes proposed to be effected by the Reincorporation Merger Agreement include the change in the Company's name, an increase in the authorized number of common shares and certain other changes in the Company's Certificate of Incorporation and By-Laws. All of these changes are discussed below. The Board of Directors believes that the best interests of the Company and its stockholders will be served by adopting the Reincorporation Merger Agreement.

         For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and adaptable corporate laws which are periodically updated and revised to meet changing business needs. Delaware courts have developed considerable expertise in dealing with corporate legal issues and a substantial body of case law has developed construing Delaware law and establishing public policy with respect to Delaware corporations. The relative clarity and predictability of Delaware corporate law presented in the numerous precedents decided by the Delaware courts should be of great advantage to the Company by allowing it to make corporate decisions and take actions with increased confidence of what the outcome and consequences of those decisions and actions will be under the General Corporation Law of the State of Delaware. Further, the Delaware Secretary of State's office is staffed with experienced regulators recognized for their efficient and business-sensitive approach to administering the state's business laws and regulations. As a result of these and other factors, many major corporations have chosen Delaware for their initial domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company.

         For the foregoing reasons, the Board of Directors believes that the activities of the Company, both present and contemplated, can be better managed if the Company is governed by Delaware law. It should be noted, however, that stockholders in some instances have fewer rights and hence less protection under Delaware law than under New Jersey law. See the discussion under the heading "Comparison of Stockholder Rights Under The New Jersey Business Corporation Act And The Delaware General Corporation Law," below.

         The Company's Board of Directors has unanimously approved, subject to stockholder approval, a proposal to change the Company's state of incorporation from New Jersey to Delaware by means of the Reincorporation Merger of the Company with and into Phoenix Waste Services Company, Inc. as embodied in the Reincorporation Merger Agreement. The principal office of Phoenix will be the same as the Company's present principal office, One Gateway Center, 25th floor, Newark, New Jersey 07102. If the stockholders approve the Reincorporation Merger Agreement, Phoenix will be the surviving corporation of the Reincorporation Merger. A consequence of the Reincorporation Merger will be a change in the law applicable to the Company's corporate affairs from New Jersey law to Delaware law, which will also result in certain differences in stockholders' rights.

         The following discussion summarizes certain aspects of the Reincorporation Merger Agreement, including certain material differences between New Jersey law and Delaware law. This summary does not purport to be a complete description of the Reincorporation Merger Agreement or the differences between stockholders' rights under New Jersey law and Delaware law and is qualified in its entirety by reference to (i) the Reincorporation Merger Agreement attached hereto as Annex I (ii) the certificate of incorporation of Phoenix (including all certificates of designation relating to existing series of preferred stock) attached hereto as Annex II, and (iii) the by-laws of Phoenix attached hereto as Annex III. Copies of the Company's present certificate of incorporation, as amended (including all certificates of designation relating to existing series of preferred stock), and by-laws are available for inspection at the Company's principal office, and copies will be sent to stockholders on request, without charge.

         Approval of the Reincorporation Merger Agreement by the stockholders will constitute approval of the Reincorporation Merger. Pursuant to the terms of the Reincorporation Merger Agreement, Phoenix's certificate of incorporation and by-laws will replace the Company's certificate of incorporation and by-laws as the charter documents affecting corporate governance and stockholders' rights. For a description of certain differences between the Company's certificate of incorporation and by-laws and Phoenix's certificate of incorporation and by-laws, see "Comparison of Certain Charter Document Provisions," below.

         The approval of the Reincorporation Merger Agreement will affect certain rights of the Company's stockholders. Accordingly, stockholders are urged to carefully read this proxy statement and its appendices.

                Principal Features Of The Reincorporation Merger

         Upon the approval of the Reincorporation Merger by the Company's shareholders, the Company's Board of Directors shall select a date, approximately fourteen days after the date of shareholder approval, on which date (the "Effective Date") the Reincorporation Merger shall be consummated.

         Upon the consummation of the Reincorporation Merger, the separate existence of the Company will cease and Phoenix, to the extent permitted by law, will succeed to all business, properties, assets and liabilities of the Company. Each Common Share and share of preferred stock of the Company issued and outstanding immediately prior to the consummation of the merger will, by virtue of the Reincorporation Merger, be converted into one Common Share or share of preferred stock, respectively, of Phoenix. Upon the consummation of the

Reorganization Merger, stock certificates which immediately prior to the Reincorporation Merger represented common stock or preferred stock of the Company, including Common Shares or preferred stock held in the treasury of the Company, will be deemed for all purposes to represent the same number of shares of Phoenix common stock or of Phoenix preferred stock, respectively. Stockholders will not be required to exchange their existing stock certificates for stock certificates of Phoenix. However, following the Reincorporation Merger, if any stock certificates of the Company are submitted to Phoenix or to its transfer agent for transfer, or if any stockholder so requests, a new stock certificate representing the subject Phoenix shares will be delivered to the transferee or holder of such shares. Upon the request of any stockholder Phoenix will, without charge, furnish such holder a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof that Phoenix is authorized to issue, and of the qualifications, limitations or restrictions of such preferences and/or rights. This exchange of securities will be exempt from the registration requirements of the federal securities laws.

         Approval of the Reincorporation Merger Agreement will not result in any change in the business, management, assets or liabilities of the Company. The directors and officers of the Company will be the directors and officers of Phoenix following the Reincorporation Merger. On the Effective Date, the Phoenix common stock will be listed on the Electronic Bulletin Board of the National Association of Securities Dealers, Inc, where the Common Shares of the Company are currently listed. The Company's transfer agent will consider the delivery of existing stock certificates representing Common Shares of the Company as constituting "good delivery" of shares of Phoenix common stock in transactions subsequent to the Reincorporation Merger.

         Pursuant to the terms of the Reincorporation Merger Agreement, each option and warrant to purchase Common Shares of the Company outstanding immediately prior to the consummation of the Reincorporation Merger will become an option or warrant to purchase Phoenix common stock, subject to the same terms and conditions as set forth in the agreement pursuant to which such option or warrant was granted. All employee benefit plans and other agreements and arrangements of the Company will be continued by Phoenix upon the same terms and subject to the same conditions as currently in effect.

         In accordance with generally accepted accounting principles, the Company expects that following the Reincorporation Merger the assets and liabilities of the Company will be carried forward at their recorded historical book values.

         In accordance with the Reincorporation Merger Agreement, all agreements and obligations of the Company will be assumed by, and become obligations of, Phoenix, upon the Effective Date of the Reincorporation Merger.

         The Reincorporation Merger does not require the approval of any federal or state regulatory agency, nor does the transfer of any of the Company's existing permits or licenses to Phoenix require the consent of any such regulatory agency.

         While it is anticipated that, if approved by the stockholders, the Reincorporation Merger will become effective approximately fourteen days after such approval, the Reincorporation Merger Agreement does provide that the Merger may be abandoned by the mutual consent of the board of directors of both the Company and Phoenix prior to the Effective Date, either before or after stockholder approval. In addition, the Reincorporation Merger Agreement may be amended prior to the Effective Date of the Reincorporation Merger, either before or after stockholder approval, to the fullest extent permitted by applicable law.

                                 Change of Name

         The Company's name, Compost America Holding Company, Inc., initially was selected to reflect the Company's intent, at that time, to build invessel composting facilities in major urban centers. The Reorganization Merger has the effect of changing the name of the Company to Phoenix Waste Services Company, Inc., reflecting the Company's business plan to participate in various aspects of the waste management business.

                       Change of Authorized Capital Stock

         Both Delaware and New Jersey law provide that a corporation has the power to issue the number of shares stated in its certificate of incorporation. Such shares may consist of one or more classes and any class may be divided into one or more series. Each class or classes and series may be with or without par value and have such designation and relative voting, dividend, liquidation and other rights, preferences and limitations as stated in the certificate of incorporation.

         The authorized capital stock of the Company currently consists of 100 million shares of common stock, no par value per share, and 25 million shares of preferred stock, no par value per share. The capitalization of Phoenix will consist of 200 million shares of common stock, $0.001 par value per share, and 25 million shares of preferred stock, $0.001 par value per share. This represents an increase of 100,000,000 authorized common shares. The management of the Company, who will be the management of Phoenix, believes that this increase is desirable in order to preserve the flexibility to use common shares for acquisitions, to pay for assets or services, to provide incentives to employees and others in the form of options or for other corporate purposes. However, management has no present plans for the issuance of any of these additional authorized common shares. The change from no par value to $0.001 par value was effected to reduce the obligations of Phoenix with regard to the annual Delaware franchise tax and certain corporate filing fees in Delaware.

         New Jersey law and Delaware law are similar with respect to the manner in which directors may fix the terms of a series of preferred stock and the terms which may be so fixed. Under both Delaware law and New Jersey law, the certificate of incorporation may authorize the directors to fix the terms of a series of preferred stock and provide for different voting or other rights between series of preferred stock. Phoenix's certificate of incorporation permits the board of directors to exercise broad discretion in fixing the terms and rights of a series of preferred stock.

         The Company has authorized four separate series of preferred stock, designated as Series A Exchangeable Redeemable Preferred Stock (169,000 shares authorized, 169,000 shares outstanding), $2.50 Series B Convertible Preferred Stock (5,000,000 shares authorized, 401,000 shares outstanding), Series C Redeemable Convertible Preferred Stock (91,000 shares authorized, 91,000 shares outstanding), and Series D Exchangeable Redeemable Preferred Stock (17,500 shares authorized, 8,771 shares outstanding). Phoenix will authorize the same four series of preferred stock in the same authorized amounts except that the Series D Exchangeable Redeemable Preferred Stock will be authorized only in the amount of the 8,771 outstanding shares; and each holder of such shares prior to the Reincorporation Merger will receive a like share as a result of the Reincorporation Merger, with certain changes to the terms of the shares primarily to reflect the Reincorporation Merger and certain differences between New Jersey and Delaware law. The terms of the four series of preferred stock to be issued by Phoenix in the Reincorporation Merger are set forth in Annex II to this proxy statement. Phoenix's Board of Directors will have the power to fix the terms and rights of, and issue, additional series of preferred stock in the future.

         There are no substantive changes being made to the preferred stock although certain typographical errors contained in the original certificates of designation are being corrected, including erroneous references to particular series of preferred stock. In addition, the certificates of designation for the Series A, Series C and Series D Preferred Stock have been clarified to reflect the original intent that in the case of a change of control, the redemption price for such stock will be $101 per share and not 101% of par value.

             Comparison Of Certain Other Charter Document Provisions

         Phoenix's certificate of incorporation and by-laws are generally similar to the Company's certificate of incorporation and by-laws, but there are some differences. Some of these changes, such as the change in name and the change in the number of authorized common shares, do not reflect differences between New Jersey and Delaware law, but have been determined by the Company's board of directors to be desirable. Other differences are primarily the result of differences between Delaware law and New Jersey law. Significant provisions and certain important similarities and differences are discussed below.

                              No Preemptive Rights

         Under New Jersey law and Delaware law, stockholders have preemptive rights to purchase shares only if the certificate of incorporation so provides. The Company's certificate of incorporation and Phoenix's certificate of incorporation do not provide stockholders with preemptive rights.

                         Board of Directors; Committees

         Under New Jersey law, a board of directors may consist of one or more members as provided in the by-laws and subject to any provision contained in the certificate of incorporation. The participation of directors with a majority vote will constitute a quorum for the transaction of business unless the certificate of incorporation or the by-laws provide otherwise. However, in no event will the quorum be less than one-third of the votes of the board. The Company's by-laws provide that the number of directors of the Company shall be nine. Elected directors hold office until the next annual meeting and until successors are elected and qualified, subject to earlier death, resignation, incapacity or removal from office. Under the Company's by-laws, special meetings of the Board of Directors may be called by the president or any two directors. Phoenix's by-laws contain an equivalent provision. Pursuant to the Company's by-laws, a majority of the entire board constitutes a quorum for the transaction of business by the board of directors, and an act by a majority of the quorum of directors constitutes an act of the Board of Directors. Phoenix's by-laws contain an equivalent provision.

         Under Delaware law, a board of directors of a corporation may consist of one or more members as provided in the by-laws, unless the certificate of incorporation fixes the number of directors. A majority of the total number of directors will constitute a quorum for the transaction of business unless the certificate of incorporation or the by-laws require a greater number. However, a quorum may not be less than one-third of the number of directors. The Phoenix by-laws provide that the number of directors of Phoenix will be not less than three or more than nine, with the exact number within that range to be determined by the board from time to time. At the Effective Date of the Reincorporation Merger, Phoenix will have the same six directors as the Company. Each director will hold office until the annual meeting of the stockholders next succeeding his election and until his successor is elected and qualified, or until his prior death, resignation or removal. Action by a majority of the directors present at a meeting at which a quorum is present constitutes action by the entire Phoenix board.

         New Jersey law allows the board of directors, by resolution adopted by a majority of the entire board, to designate an executive committee or other committee or committees, each consisting of one or more members, with the power and authority (to the extent permitted by law) to act on behalf of the entire board if the certificate or by-laws so provides. The Company's by-laws provide that the Company's board shall not act through an executive committee or any other committee, except a compensation committee and an audit committee, subject to certain restrictions and requirements. Delaware law gives a board of directors broad authority to establish committees. Under Phoenix's by-laws, the board of directors of Phoenix may designate one or more committees, each committee to consist of one or more directors. Any such committee, to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board in the management of the business and affairs of Phoenix, except that no committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any by-law of Phoenix. Because Delaware law generally does not permit direct management of a corporation's affairs by its stockholders, Phoenix's by-laws, unlike the Company's by-laws, do not include a provision requiring a board recommendation as a pre-condition to certain stockholder actions.

                                Cumulative Voting

         The Company's certificate of incorporation and by-laws do not provide for cumulative voting in the election of directors, nor do Phoenix's certificate of incorporation and by-laws. Therefore the stockholders of a majority of the voting power of Phoenix will be entitled to elect all of the directors of Phoenix.

                    Newly Created Directorships and Vacancies

         Although New Jersey law permits any vacancy, however caused, to be filled by a majority vote of the remaining directors, the Company's by-laws provide that vacancies, however caused, including vacancies resulting from any increase in the authorized number of directors, may be filled only by the stockholders and not by the directors.

         Delaware law specifically provides that, unless otherwise provided in a corporation's certificate of incorporation or by-laws, vacancies and newly created directorships may be filled by a majority vote of directors, even if less than a quorum, or by a sole remaining director. The Phoenix by-laws provide that, unless otherwise required by law or by board resolution, newly created directorships or any vacancy on the board occurring for any reason may be filled only by the directors and not by the stockholders. As a result of this change, stockholders of Phoenix will have less control of the governance of Phoenix, through its Board, than stockholders of the Company had.

                              Removal of Directors

         Under New Jersey law, directors may be removed, subject to certain qualifications, for cause or, unless otherwise provided in the certificate of incorporation, without cause by an affirmative vote of stockholders entitled to vote for the election of directors. The Company's by-laws provide that directors may be removed by the stockholders with or without cause.

         Under Delaware law, directors may be removed by the stockholders, subject to certain qualifications, with or without cause, by an affirmative vote of a majority of the shares entitled to vote for the election of directors. The Phoenix by-laws provide that any director may be removed, with or without cause, by the stockholders.

        Director Liability and Indemnification of Officers and Directors

         Both New Jersey law and Delaware law contain provisions and limitations regarding directors' liability and regarding indemnification by a corporation of its officers, directors and employees.

         New Jersey law permits a New Jersey corporation to include a provision in its certificate of incorporation which eliminates or limits the personal liability of a director or officer to the Company or its stockholders for monetary damages for breach of fiduciary duties as a director or officer. However, no such provision may eliminate or limit the liability of a director or officer for any breach of duty based upon an act or omission (i) in breach of the director's or officer's duty of loyalty to the corporation or its stockholders, (ii) not in good faith or involving a knowing violation of law, or
(iii) resulting in receipt by such person of an improper personal benefit. Under New Jersey law, corporations are also permitted to indemnify directors in certain circumstances and required to indemnify directors under certain circumstances. Under New Jersey law, a director, officer, employee or agent may, in general, be indemnified by the Company if he has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In addition, under New Jersey law, corporations must indemnify a director to the extent the director has been successful on the merits or otherwise. The Company's certificate of incorporation requires the Company, to the extent permitted by law, to defend, indemnify and hold harmless its directors and officers.

         Delaware law permits a corporation to include a provision in its certificate of incorporation, which is included in Phoenix's certificate of incorporation, which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty. However, no such provision may eliminate or limit the liability of a director (i) in the case of a breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) for the unlawful payment of dividends or unlawful stock purchase or redemption or other violations of Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Delaware law further provides that no such provision can eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective. Under Delaware law, a corporation has the power to indemnify its directors, officers, employees and agents against judgments, settlements and expenses in any litigation or other proceeding, if the person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. The indemnification provisions of Delaware law require indemnification of a present or former director or officer to the extent that he has been successful on the merits or otherwise in defense of any action or claim. Delaware law also permits indemnification of expenses in a derivative suit if the person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, subject to court approval if the person is adjudged liable. The Phoenix certificate of incorporation and by-laws generally require Phoenix to indemnify and advance litigation expenses to its directors and officers to the extent permitted by Delaware law.

         Comparison Of Stockholder Rights Under The New Jersey Business
            Corporation Act And The Delaware General Corporation Law

         As noted above, following the reincorporation, your rights as stockholders will cease to be governed by New Jersey law. The following summarizes certain material differences between your rights as a stockholder of a New Jersey corporation and your rights as a stockholder of a Delaware corporation.

                    Amendment Of Certificate Of Incorporation

         The New Jersey Business Corporation Act ("NJBCA") provides that an amendment to a corporation's certificate of incorporation may be made by board action alone in regard to certain actions (for example, an amendment to effect a share dividend). Other amendments to the certificate of incorporation require the action of the board with the approval of stockholders holding a majority of the voting stock entitled to vote thereon, unless the corporation's certificate of incorporation requires a greater percentage. The Company's certificate of incorporation does not require such greater percentage. However, pursuant to the respective certificates of designation relating to each of the Company's four series of preferred stock, certain amendments and other actions must be approved by the holders of two-thirds (or, in the case of the Series B Preferred, 50%) of the outstanding shares of each such series. Certain matters also must be approved by the holders of two-thirds of the Series A and Series D Preferred Stock, voting together as a single class.

         The Delaware General Corporation Law ("DGCL") requires the approval of stockholders holding a majority of the voting power of the outstanding stock of the corporation (and, if applicable, a majority of the outstanding stock of each class or series entitled to vote separately thereon) to amend the corporation's certificate of incorporation, unless a higher vote is specified in the certificate of incorporation. Phoenix's certificate of incorporation does not require a higher vote. The series voting rights specified in the Company's certificates of designation are included in each of the four certificates of designation relating to the Phoenix preferred stock (attached hereto as Annex
II).

                              Amendments To By-laws

         The NJBCA provides that a Board of Directors has the power to make, alter and repeal a corporation's by-laws, unless such power is reserved to the corporation's stockholders in the corporation's certificate of incorporation. The Company's by-laws reserve that power to the stockholders. Under the DGCL, the stockholders of a Delaware corporation and, if the certificate of incorporation so provides, the board of directors, have the power to adopt, amend or repeal a corporation's by-laws. Under Phoenix's certificate of incorporation, the board of directors is expressly authorized to adopt, amend or repeal Phoenix's by-laws. While this grant of authority to the board does not divest the stockholders of their power to adopt, amend or repeal the Phoenix by-laws, it does place more corporate power in the hands of the board. Unlike the Company's by-laws, Phoenix's by-laws do not provide that they are subject to a certain Stockholder Agreement dated November 3, 1997.

                              Stockholder Proposals

         Neither the DGCL nor the NJBCA explicitly require that stockholder proposals be the subject of an advance notice to stockholders. Phoenix's certificate of incorporation and by-laws are silent on the issue of advance notice of stockholder proposals.

                         Special Meeting Of Stockholders

         The NJBCA provides that a special meeting of stockholders may be called by the president or the board of directors or any stockholder, director, officer or other person as may be provided in the by-laws. Upon application of the holder or holders of not less than 10% of all the shares entitled to vote at a meeting, the Superior Court of New Jersey, for good cause shown, may order that a special meeting be called. The DGCL provides that only the board of directors or such person or persons as may be authorized by the certificate of incorporation or by-laws may call special meetings of the stockholders. The Company's by-laws provide that special meetings may be called by either the board of directors or upon the request of the holders of not less than 10% of the outstanding stock entitled to vote at such special meeting. Phoenix's by-laws provide that only the President, the persons holding the Office of the President, or the Board of Directors may order the calling of a special meeting of stockholders, thus taking this corporate power away from the stockholders. Management believes that this provision is in the best interests of the Company since meetings called by dissident stockholders is potentially expensive and disruptive to the Company.

                            Anti-Takeover Provisions

         The NJBCA provides that any person making an offer to purchase in excess of 10% (or such amount which, when aggregated with such person's present holdings, exceeds 10% of any class of equity securities) of any corporation or other issuer of securities organized under the laws of New Jersey must, twenty days before the offer is made, file a disclosure statement with the target company and with the Bureau of Securities of the Division of Consumer Affairs of the New Jersey Department of Law and Public Safety (the "Bureau"). The takeover bid may not proceed until after the receipt by the filing party of the Bureau's permission. Such permission may not be denied unless the Bureau, after a public hearing, finds that (i) the financial condition of the offeror is such as to jeopardize the financial stability of the target company or prejudice the interests of any employees or security holders who are unaffiliated with the offeror, (ii) the terms of the offer are unfair or inequitable to the security holders of the target company, (iii) the plans and proposals which the offeror has to make any material change in the target company's, business, corporate structure, or management are not in the interest of the target company's remaining security holders or employees, (iv) the competence, experience and integrity of those persons who would control the operation of the target company are such that it would not be in the interest of the target company's remaining security holders or employees to permit the takeover, or (v) the terms of the takeover bid do not comply with the provisions of Chapter 10A of the NJBCA.

         Chapter 10A was added to the NJBCA in 1986 to protect stockholders and other corporate "constituents." It generally provides that no resident domestic corporation shall engage in any business combination with any interested stockholder for a period of five years following that interested stockholder's stock acquisition date unless the business combination is approved by the board of directors prior to that stock acquisition date. An "interested stockholder" is any person (other than the resident domestic corporation or its subsidiary) that (i) is the beneficial owner directly or indirectly of 10% or more of the voting power of the outstanding voting stock of the resident domestic corporation or (ii) is an affiliate or associate of that resident domestic corporation and, at any time within the five year period immediately prior to the date in question, was a beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of that resident corporation. A "beneficial owner" of stock is a person that, individually or with or through any of its affiliates or associates (i) beneficially owns that stock, directly or indirectly, (ii) has the right to acquire or vote that stock, or (iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of that stock with any other beneficial owner thereof. An "affiliate" of a beneficial owner is a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the beneficial owner. Accordingly, the NJBCA gives the Company's board of directors a veto power over any "business combination" proposed by one who directly or indirectly acquires 10% or more of the Company's voting stock. The New Jersey definition of "business combinations" includes any merger or consolidation.

         With the exception of certain excluded categories of transactions, a "business combination" is prohibited unless any one of the following three conditions are satisfied: (1) the board of directors of the resident domestic corporation must approve the business combination prior to the stock acquisition date of the interested stockholder; (2) the holders of two-thirds of the voting stock of the resident domestic corporation not beneficially owned by the interested stockholder must approve the business combination by affirmative vote at a meeting called for that purpose; or (3) (a) the stockholders of the resident domestic corporation must receive the higher of (i) the highest price paid for any shares of common stock of the resident domestic corporation paid by the interested stockholder during the five years preceding the announcement date or the date the interested stockholder became such, whichever is higher, or (ii) the market value of the resident domestic corporation's common stock on the announcement date or the interested stockholder's stock acquisition date, whichever yields a higher price, plus, in either case, interest compounded annually, (b) the holder of stock other than common stock receives a similarly determined price, taking into account the highest preferential amount per share to which the holders of such shares are entitled if there is a liquidation, dissolution or winding up of the resident domestic corporation, plus any preferential dividends to which they would be entitled that are not included in the preferential amount, (c) the consideration to the stockholders is paid in cash or in the same form that the interested stockholder used to acquire the largest block of stock that he acquired, (d) the holders of all outstanding stock not owned by the interested stockholder received the consideration required by the preceding paragraphs in the business combination, and (e) the interested stockholder did not become the beneficial owner of any additional shares of stock of the resident domestic corporation between his stock acquisition date and the date of consummation of the business combination, except (i) as part of the transaction that resulted in his becoming an interested stockholder, (ii) by virtue of proportionate stock splits, dividends or distributions not themselves constituting a business combination, (iii) through a business combination meeting the conditions of paragraph (c) above, or
(iv) through purchase at a price that would have satisfied the requirements of paragraphs (a), (b)and (c), above.

         Delaware's anti-takeover provision, embodied in Section 203 of the DGCL, provides that if a person acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") that person may not engage in a wide range of transactions ("business combinations") with the corporation for a period of three years following the date the person became an interested stockholder unless (i) the board of directors approved either the business combination or the transaction that resulted in the person acquiring such voting stock prior to that acquisition date, (ii) upon consummation of the transaction which resulted in the person becoming an interested stockholder, that person owned at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding shares owned by officers and directors and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66-2/3% of the outstanding voting stock not owned by the interested stockholder. To determine whether a stockholder is the "owner" of 15% or more of a corporation's voting stock under
Section 203, ownership is defined broadly to include beneficial ownership and other indicia of control. A Delaware "business combination" is also defined broadly as including (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions that would result in increasing the proportionate share of the stock of the corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt in certain instances by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

         The restrictions on interested stockholders under the DGCL do not apply under certain circumstances, including without limitation, the following: (i) the corporation does not have a class of voting stock that is listed on a national securities exchange, quoted on the NASDAQ Stock Market or held of record by more than 2,000 stockholders; (ii) the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203; (iii) if the corporation, by action of its stockholders, adopts an amendment to its by-laws or certificate of incorporation expressly electing not to be governed by Section 203, provided that the amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that the amendment will not be effective until twelve months after its adoption and will not apply to any business combination with a person who became an interested stockholder at or prior to its adoption; or (iv) if the business combination is proposed before the consummation or abandonment of and subsequent to the earlier of the public announcement or the required notice of the proposed transaction which (a) constitutes one of the transactions described in the following sentence; (b) is with or by a person who either was not an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation's board of directors; and (c) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than one) who were directors before any person becoming an interested stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in clause (a) of the preceding sentence are limited to
(i) a merger or consolidation of the corporation (except for a merger in which a vote of the stockholders of the corporation is not required); (ii) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any directly or indirectly wholly-owned subsidiary or to the corporation) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (iii) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the corporation. The corporation is required to give not less than twenty days notice to all interested stockholders prior to the completion of any of the transactions described above. At present, Phoenix is not authorized for quotation on the NASDAQ Stock Market and does not have 2,000 shareholders of record and therefore will NOT be subject to Section 203.

                  Mergers, Acquisitions And Other Transactions

         In addition to the anti-takeover provisions discussed above, the NJBCA provides that the sale of substantially all of a corporation's assets, through mergers, consolidations, and any acquisitions which involve the issuance of additional voting shares, such that the number of additional voting shares issued exceeds 40% of the voting shares outstanding prior to the transaction, must be approved by a majority of the shares (or, if applicable, a majority of each class or series of shares) entitled to vote thereon. Under the DGCL, mergers and consolidations require the approval of a majority of the shares outstanding and entitled to vote thereon. Similarly, a sale of substantially all of a Delaware corporation's assets must be approved by a majority of such shares outstanding. However, the DGCL does not require stockholder approval for acquisitions, whether or not additional shares are issued to effectuate the transaction, so long as the corporation has sufficient available shares. The DGCL allows a board of directors to issue additional shares of stock, up to the amount authorized in a corporation's certificate of incorporation, unless the certificate of incorporation otherwise provides, which Phoenix's certificate of incorporation does not.

                                   Dissolution

         The NJBCA and the DGCL each provide that a corporation may be dissolved voluntarily by (i) the written consent of all its stockholders or (ii) the adoption by the corporation's board of directors of a resolution recommending that the corporation be dissolved and submission of the resolution to a meeting of stockholders at which meeting the resolution is adopted. The NJBCA requires that to effect a dissolution by consent of stockholders, all stockholders entitled to vote thereon must sign and file a certificate of dissolution. If dissolution is pursuant to the action of the board and stockholders, the affirmative vote of the majority of votes cast (assuming that the number of votes cast constitutes a quorum) by the stockholders entitled to vote thereon is necessary. The DGCL provides for two means of dissolving a company. The board may adopt a resolution dissolving the company subject to the approval of the holders of a majority of the shares entitled to vote thereon, or the stockholders may act without a board recommendation if all the stockholders entitled to vote thereon consent in writing to the dissolution.

                                    Dividends

         The NJBCA prohibits a corporation from making a distribution to its stockholders if, after giving effect to such distribution, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities. The DGCL permits a corporation to pay dividends from any surplus, or, if a corporation does not have a surplus, the DGCL provides that a dividend may be paid from any net profits from the fiscal year in which the dividend is paid or from the preceding fiscal year (if the payment will not reduce capital below the amount of capital represented by all classes of shares having a preference upon the distribution of assets).



                            Action Without A Meeting

         Under the NJBCA, most actions which may be taken by stockholders at a meeting may be taken without a meeting if all the stockholders entitled to vote thereon give their written consent. However, if stockholder approval is required to effectuate a merger, consolidation, acquisition or sale of assets, the transaction may also be effectuated if all of the stockholders entitled to vote concur in writing and all other stockholders are provided with advance notice conforming to statutory requirements. The DGCL provides that, unless otherwise provided by the certificate of incorporation, any action which may be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of stock having not less than the minimum number of votes otherwise required to approve such action consent in writing. Phoenix's certificate of incorporation does not restrict Phoenix's stockholders from acting by written consent.

                           Transactions With Directors

         The DGCL provides that a contract or transaction between a corporation and one or more of its directors or officers or an entity in which one or more of its directors or officers has an interest is not void or voidable solely for that reason if: (1) the material facts of the interest and the contract or transaction are disclosed or known to the board or committee so deciding and the contract or transaction is authorized in good faith by a majority vote of the disinterested directors so acting, even if the number of disinterested directors is less than a quorum; (2) such material facts are disclosed to the stockholders and the stockholders approve the contract or transaction in good faith; or (3) the contract or transaction is fair as to the corporation. New Jersey law includes a similar provision governing transactions between a corporation and one or more directors or entities in which a director has an interest. A recent amendment to Section 122 of the DGCL further provides that a corporation may renounce in its certificate of incorporation or by board action any interest or expectancy of the corporation in a specified business opportunity or class or category of business opportunities.

                             Office of the President

         Pursuant to board resolution, the Company authorized the creation of an Office of the President with all the powers and obligations of a president and chief executive officer. Phoenix's by-laws authorize Phoenix to have either an individual President or an Office of the President, as determined by the board from time to time. The Phoenix board is authorized to fix the number of persons who shall hold the Office of the President.

                      Loans To Directors/Officers/Employees

         The NJBCA allows a corporation to lend money to, or guaranty an obligation of, any director, officer or employee of the corporation or any subsidiary whenever the directors determine that the action may reasonably be expected to benefit the corporation. However, a director who votes for the action may be held jointly and severally liable if the loan or guaranty is made contrary to the provisions of the NJBCA. The DGCL permits a corporation to lend money to, or to guarantee an obligation of, an officer or other employee of the corporation or any of its subsidiaries, including an officer or employee who is also a director of the corporation or of its subsidiaries, whenever such loan or guarantee may, in the judgment of the directors, reasonably be expected to benefit the corporation.

                                Appraisal Rights

         Under the NJBCA, dissenting stockholders who comply with certain procedures are entitled to appraisal rights in a merger, consolidation or sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business. However, appraisal rights are not provided, unless the certificate of incorporation provides otherwise, when (i) the shares to vote on such transaction are listed on a national securities exchange or held of record by not less than 1,000 holders (or stockholders receive in such transaction cash and/or securities which are listed on a national securities exchange or held of record by not less than 1,000 stockholders) or (ii) no vote of the corporation's stockholders is required for the proposed transaction. The specific requirements for dissenting shareholders to exercise their appraisal rights under the NJBCA are summarized more fully below in "Rights of Dissenting Shareholders". Under the DGCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in certain mergers or consolidations. Such appraisal rights are not provided when (i) the shares of the corporation are listed on a national securities exchange or designated as a national market system security by the NASD or held of record by more than 2,000 stockholders and stockholders receive in the merger shares of the surviving corporation or of any other corporation the shares of which are listed on a national securities exchange or designated as a national market system security by the NASD, or held of record by more than 2,000 stockholders or (ii) the corporation is the surviving corporation and no vote of its stockholders is required for the merger.

                              Repurchases Of Stock

         The NJBCA prohibits a corporation from repurchasing or redeeming its shares if (i) after giving effect to the repurchase or redemption, the corporation would be unable to pay its debts as they become due in the usual course of business or the corporation's total assets would be less than its total liabilities, (ii) after giving effect to the repurchase or redemption, the corporation would have no equity outstanding, (iii) the redemption or repurchase price exceeded that specified in the securities acquired, or (iv) the repurchase or redemption is contrary to any restrictions contained in the corporation's certificate of incorporation. Under the DGCL, a corporation may repurchase or redeem its shares only if the purchase does not impair its capital. However, a corporation may redeem preferred stock from capital if such shares will be retired upon redemption and the stated capital of the corporation is thereupon reduced in accordance with the DGCL.

                   Compromises With Creditors And Stockholders

         The DGCL law provides that a certificate of incorporation may contain a provision allowing for a compromise or arrangement between a corporation and its creditors or stockholders. Under such a provision, whenever such a compromise or arrangement is proposed, a Delaware court may order a meeting for the purpose of eliciting an agreement to the compromise or the arrangement which would be binding on all such creditors and/or stockholders and the corporation. Phoenix's certificate of incorporation does not contain such a provision.

          Federal Income Tax Consequences of the Reincorporation Merger

         The Company will not request a ruling from the United States Internal Revenue Service about the federal income tax consequences of the Reincorporation Merger. However, the Company believes that the Reincorporation Merger will constitute a reorganization under Section 368 of the Internal Revenue Code, as amended (the "Code"). Consequently, holders of the Common Shares will not recognize any gain or loss for federal income tax purposes from the conversion of their Common Shares into common shares of Phoenix. For federal income tax purposes, a holder's aggregate basis in the shares of Phoenix received in the

Reincorporation Merger will equal the holder's aggregate basis in the Common Shares converted therefor and such holder's holding period for the Phoenix common shares received in the Reincorporation Merger will include his holding period in the Common Shares converted therefor.

         Likewise, the Company will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to Phoenix pursuant to the Reincorporation Merger. In addition, Phoenix will succeed to and take into account of the earnings and profits, accounting methods, and other tax attributes of the Company specified in Section 381(c) of the Code.

         Holders of Common Shares should consult their own tax advisors as to the application and effect of state, local and foreign income and other tax laws on the conversion of their Common Shares into shares of the common stock of Phoenix pursuant to the Reincorporation Merger.

                        Rights of Dissenting Stockholders

         Chapter 11 of the NJBCA sets forth the rights of stockholders of the Company who object to the Reincorporation Merger Agreement. The provisions of Chapter 11 are summarized herein. However, this summary does not purport to be a complete statement of Chapter 11, and a shareholder who may wish to dissent is advised to review carefully, alone or with such shareholder's adviser, all of Chapter 11 and, specifically, Section 11-2 thereof with respect to notice of dissent. Any stockholder of the Company who does NOT vote in favor of the Reincorporation Merger Agreement may be paid, in cash, the fair value of his shares, provided each and every one of the following actions is strictly complied with, within the time provided therefor:


                  1. Prior to September 28, 2000, the date of the taking of the vote of the stockholders of the Company on the Reincorporation Merger, a dissenting stockholder must file with the Company, addressed to the attention of Richard Franks, Esq., Secretary of the Company, a written notice of dissent therefrom, stating that the stockholder intends to demand payment for his shares if the Reincorporation Merger occurs (a "Notice of Dissent"). The form of the Notice of Dissent which may be given by nonconsenting shareholders is included herewith as Annex IV.

                  2. Within ten days after the Effective Date of the Reincorporation Merger, Phoenix must give written notice ("Notice of Completion of Transaction") of the Effective Date of such action, by certified mail, to each stockholder who filed a written Notice of Dissent.

                  3. Within twenty days after the mailing of the Notice of Completion of Transaction, any stockholder to whom Phoenix was required to give such notice and who has filed timely a written Notice of Dissent, may make written demand on Phoenix for the payment of the fair value of his shares.

                  4. Not later than twenty days after making such written demand for payment, the dissenting stockholder must submit the certificate or certificates representing his or her shares to Phoenix, addressed to the attention of Richard Franks, Secretary, for notation thereon that such demand has been made, whereupon such certificate or certificates will be returned to the stockholder.

                  5. Not later than ten days following such twenty day written demand period, if the dissenting stockholder has made such written demand, Phoenix must mail to the dissenting stockholder the balance sheet and the surplus statement of Phoenix as of the last available date (which shall not be earlier than twelve months prior to the Effective Date of the Merger and a profit and loss statement or statements for not less than a twelve month period ending on the date of such balance sheet. This mailing may be accompanied by a written offer from Phoenix to pay each dissenting stockholder his shares at a specified price deemed by Phoenix to be the fair value thereof.

                  6. If the fair value of the shares is not agreed upon between the dissenting stockholder and Phoenix within thirty days following the ten day mailing period, the stockholder is entitled to serve upon Phoenix, not later than thirty days after the expiration of the thirty day period available for reaching agreement on the fair value, a demand that Phoenix commence an action in the Superior Court of New Jersey for the determination of the fair value of the stockholder's Phoenix shares.

                  7. If Phoenix fails to commence such action within thirty days following receipt of the dissenting stockholder's demand that it do so, the stockholder will be entitled to commence such an action in the name of Phoenix not later than sixty days following the expiration of the thirty day period within which Phoenix may commence such action.

                  8. The New Jersey Superior Court retains jurisdiction of all actions to determine fair value, including the power to appoint an appraiser to assist in such determination.

                  9. Any judgment of the New Jersey Superior Court shall include interest at an equitable rate determined by the Court from the date of the dissenter's demand for payment. The Court also has the power to apportion and assess the costs of the court proceeding between the Company and the dissenter(s) on an equitable basis.

                  10. A dissenting shareholder may request the withdrawal of his demand for payment of the fair value of his shares at any time, but such withdrawal is effective only with the written consent of the Company.

                  11. The enforcement by a dissenting shareholder of his right to receive payment for his shares shall preclude such dissenting shareholder from enforcing any other right to which he might otherwise be entitled by virtue of share ownership, except claims based upon alleged, unlawful or fraudulent acts by the Company relating to such dissenting shareholder or claims that the Company exceeded its statutory power.

                  12. A dissenting shareholder who accepts payment of the fair value of his shares ceases to have any rights of a shareholder of the Company (and, accordingly, of Phoenix) from the time he makes his demand for payment.

                  13. A dissenting shareholder who, with the Company's consent, withdraws his demand for payment, continues to be a shareholder of the Company (and, therefore, of Phoenix).

         A negative vote on the Reincorporation Merger Agreement does not constitute a "written objection" required to be filed by an objecting stockholder. Failure by a stockholder to vote against the Reincorporation Merger Agreement will not, however, constitute a waiver of rights under Chapter 11 of the NJBCA provided that a written objection is properly filed and such stockholder has not voted in favor of the Reincorporation Merger Agreement.

         Under the Reincorporation Merger Agreement, the Board of Directors may abandon the Reincorporation Merger, even after stockholder approval, if for any reason the board determines that it is inadvisable to proceed, including considering the number of shares for which appraisal rights have been exercised and the cost to the Company thereof.

         A vote for the Reincorporation Merger Agreement will constitute specific stockholder approval for the adoption of the Reincorporation Merger and all other transactions related to the Reincorporation Merger.

         The board of directors of the Company recommends that stockholders vote "FOR" the approval of the Reincorporation Merger Agreement, the change of name and the increase in the number of authorized common shares.

                            VOTE NEEDED FOR APPROVAL

         Under New Jersey law, the holders of shares entitled to cast a majority of the votes at a meeting shall constitute a quorum at such meeting. Chapter 10 of the NJBCA provides that a plan of merger for companies organized after December 31, 1968 (which includes the Company) must be approved by the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon and, in addition, if any class or series is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each class vote. Similarly, the change of name and the increase in authorized common shares must be approved by a majority of the votes cast by the holders of the Company's common shares. All officers, directors and record owners of 5% or more of the Company's Common Shares, who together own 33,611,480 Common Shares, or 50.0% of the Company's outstanding common shares, have indicated that they will vote FOR the Reorganization Merger Agreement, the change of name and the increase in authorized common shares.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy, pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.

                              FINANCIAL STATEMENTS

         The consolidated balance sheet, consolidated income statement and other financial statements together with the notes thereto for the year ended April

30, 2000 are incorporated herein, and are included in the Company's Year 2000 Annual Report which accompanies this proxy statement.

         The Company's financial statements for its past two fiscal years ended April 30, 2000 and April 30, 1999, respectively, and the Management Discussion and Analysis of Financial Condition and Results of Operations, Description of Business and Recent Market Price of the Company's Common Stock, all as set forth in the Company's Form 10-KSB for the fiscal year ended April 30, 2000, all as filed with the United States Securities and Exchange Commission, are incorporated by reference herein.

                              AVAILABLE INFORMATION

         A copy of the Company's Form 10-KSB annual report for the year ended April 30, 2000 as filed with the Securities and Exchange Commission is included with this Proxy Statement.

                              SHAREHOLDER PROPOSALS

         Any shareholder intending to present a proposal at the 2001 Annual Meeting must submit that proposal to the Company no later than February 28, 2001 for consideration for inclusion in the Company's 2001 proxy statement and form of proxy.

                              APPROVAL OF DIRECTORS

         The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.


DATED the 7th day of September, 2000.



"Richard Franks"
"Secretary"

                      COMPOST AMERICA HOLDING COMPANY, INC.
            One Gateway Center, 25th floor, Newark, New Jersey 07102

           FORM OF PROXY FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS


                               September 28, 2000


The undersigned shareholder of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") hereby appoints Marvin Roseman, Office of the President of the Company, or, failing him, Richard Franks, Esq., Secretary of the Company, or instead of either of the foregoing


-------------------------------------------------------------------------------
as nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual meeting of the shareholders of the Company to be held on Thursday, the 28th day of September, 2000, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned was personally present at the said meeting or such adjournment or adjournments thereof and without limiting the generality of the power hereby conferred, the proxy nominees designated above are directed, with regard to the shares registered in the name of the undersigned, to:


1. (a) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Charles Carson as a director of the Company (Note 1).

   (b) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Christopher Daggett as a director of the Company (Note 1).

   (a) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Michael Goodman as a director of the Company (Note 1).

   (a) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Brian Marshall as a director of the Company (Note 1).

   (a) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Peter Petrillo as a director of the Company (Note 1).

   (a) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Marvin Roseman as a director of the Company (Note 1).

2. VOTE_____OR WITHHOLD FROM VOTING_____OR VOTE AGAINST_____ for the re-appointment of Rothstein, Kass & Company, P.C., as independent accountants to audit the books of account of the Company for the current fiscal year (Note 1).

3. (a) VOTE FOR_____OR VOTE AGAINST_____OR ABSTAIN FROM VOTING_____ the merger of the Company into its newly-formed, wholly-owned Delaware subsidiary (the "Reincorporation Merger") pursuant to the Reincorporation Merger Agreement, as discussed in the Proxy Statement (Note 1), and, only if the Reincorporation Merger Agreement is approved,

   (b) VOTE FOR_____OR VOTE AGAINST_____OR ABSTAIN FROM VOTING_____ the change in the Company's name, as a result of the Reincorporation Merger, from Compost America Holding Company, Inc., a New Jersey corporation, to Phoenix Waste Services Company, Inc., a Delaware corporation, as discussed in the Proxy Statement (Note 1), and

   (c) VOTE FOR_____OR VOTE AGAINST_____OR ABSTAIN FROM VOTING_____ the change in the Company's authorized common shares, as a result of the Reincorporation Merger, from 100,000,000 in Compost America Holding Company, Inc. to 200,000,000 in Phoenix Waste Services Company, Inc., as discussed in the Proxy Statement (Note 1).

If any amendments or variations to the matters above referred to or if any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof or if any other matters which are not now known to Management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

THIS PROXY IS SOLICITED BY MANAGEMENT AND BY THE BOARD OF DIRECTORS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AND TO ATTEND, VOTE AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PROXY NOMINEE DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF A PERSON HE NOMINATES AS PROXY NOMINEE IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE.

A shareholder who has submitted a proxy for the meeting may revoke it at any time before it is voted at the meeting.



DATED                        , 2000. (Note 2)



-------------------          ------------------------
Name of Shareholder          Signature of Shareholder
(Please Print)




 NOTES:

1. In the event that no specification has been made with respect to voting for or voting against or withholding from voting on the election of directors (Item 1) on the appointment of auditors (Item 2) or on the merger of the Company, the change of name and the increase in the number of authorized common shares (Item 3), the proxy nominee is instructed to VOTE the shares represented by this form of proxy FOR Items 1, 2 and 3.

2. This form of proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized. If this form of proxy is not dated in the space provided above, it will be deemed to bear the date on which this form of proxy is mailed to the shareholder.

Annex I


                          AGREEMENT AND PLAN OF MERGER
                                    BETWEEN
                     COMPOST AMERICA HOLDING COMPANY, INC.
                           (A NEW JERSEY CORPORATION)
                                      AND
                      PHOENIX WASTE SERVICES COMPANY, INC.
                            (A DELAWARE CORPORATION)

        AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") made by and between Compost America Holding Company, Inc., a New Jersey corporation ("Compost"), and Phoenix Waste Services Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Compost ("Phoenix"), which corporations are sometimes referred to herein individually as a "Constituent Corporation" and collectively as "Constituent Corporations."

                              W I T N E S S E T H:

        WHEREAS, the Board of Directors of Compost has determined to reincorporate Compost in the State of Delaware under the name Phoenix Waste Services Company, Inc. (the "Reincorporation");

        WHEREAS, the Board of Directors of each of Compost and Phoenix has determined to implement the Reincorporation by effecting the merger (the "Merger") of Compost with and into Phoenix (hereinafter, in such capacity, sometimes referred to as the "Surviving Corporation") as permitted by the Delaware General Corporation Law and the New Jersey Business Corporation Act, under and pursuant to the terms hereinafter set forth;

        WHEREAS, as a result of the Merger, each share of stock of Compost issued and outstanding immediately prior to the Merger will be converted into a like share of stock of Phoenix;

        WHEREAS, the Board of Directors of each of Compost and Phoenix has determined that this Merger Agreement is advisable and in the best interests of each of the Constituent Corporations and its stockholders; and

        WHEREAS, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder;

        NOW THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

        Section 1.1. The Merger. Upon the terms and subject to the conditions of this Merger Agreement and in accordance with the Delaware General Corporation Law and the New Jersey Business Corporation Act, at the Effective Time, as hereinafter defined, Compost shall be merged with and into Phoenix. As a result of the Merger, the separate corporate existence of Compost shall cease and Phoenix shall continue as the surviving corporation of the Merger and shall continue the name "Phoenix Waste Services Company, Inc." This Merger Agreement shall constitute the "plan of merger" required by section 14A:10-1 of the New Jersey Business Corporation Act.

        Section 1.2. Effective Time. The effective time and date of the Merger, herein referred to as the "Effective Time," shall be the time at which an appropriate Certificate of Merger relating to the Merger is filed in the office of the Secretary of State of the State of Delaware in accordance with the provisions of Section 252 of the Delaware General Corporation Law, or such later time as is determined by Compost and Phoenix and stated in such Certificate of Merger.

        Section 1.3. Effects of the Merger. At the Effective Time, the separate existence of Compost shall cease, and the Surviving Corporation shall succeed, without other transfer, to all the rights and property of Compost and shall be subject to all the debts, liabilities and obligations of Compost as provided under applicable law.

        Section 1.4. Directors and Officers. The directors and officers of Phoenix in office immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation from and after the Effective Time, in each case until their respective successors are duly elected or appointed and qualified.

                                   ARTICLE II

                            CONVERSION OF SECURITIES

        Section 2.1. Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Compost or Phoenix or their respective stockholders:

                (a) Cancellation of Phoenix Stock. Each share of stock of Phoenix issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without being converted into any stock or other consideration whatsoever.

                (b) Effect of Merger on Compost Stock. Each share of stock of Compost issued and outstanding or held by Compost immediately prior to the Effective Time, other than Dissenting Shares (as defined hereinafter), shall be converted into the following (the "Merger Consideration"):

                (i) Common Stock. Each share of the common stock, no par value per share, of Compost shall be converted into one share of common stock, $.001 par value per share, of Phoenix;

                (ii) Series A Exchangeable Redeemable Preferred Stock. Each share of the Series A Exchangeable Redeemable Preferred Stock, no par value per share, of Compost shall be converted into one share of Series A Exchangeable Redeemable Preferred Stock, $.001 par value per share, of Phoenix;

                (iii) $2.50 Series B Convertible Preferred Stock. Each share of the $2.50 Series B Convertible Preferred Stock, no par value per share, of Compost shall be converted into one share of $2.50 Series B Convertible Preferred Stock, $.001 par value per share, of Phoenix;

                (iv) Series C Redeemable Convertible Preferred Stock. Each share of the Series C Redeemable Convertible Preferred Stock, no par value per share, of Compost shall be converted into one share of Series C Redeemable Convertible Preferred Stock, $.001 par value per share, of Phoenix; and

                (v) Series D Exchangeable Redeemable Preferred Stock. Each share of the Series D Exchangeable Redeemable Preferred Stock, no par value per share, of Compost shall be converted into one share of Series D Exchangeable Redeemable Preferred Stock, $.001 par value per share, of Phoenix.

        Section 2.2. Appraisal. Notwithstanding anything in this Merger Agreement to the contrary, each share of stock of Compost issued and outstanding immediately prior to the Effective Time and held by a person (a "Dissenting Stockholder") who is entitled to appraisal rights under the New Jersey Business Corporation Act and who complies with all the applicable provisions of the New Jersey Business Corporation Act concerning the right of stockholders to seek appraisal of their shares ("Dissenting Shares") shall not be converted as described in this Article II but shall instead become the right to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to the laws of the State of New Jersey.

        Section 2.3. Stock Certificates. From and after the Effective Time, all of the outstanding stock certificates which immediately prior thereto represented shares of common stock or preferred stock of Compost shall be deemed for all purposes to evidence ownership of and to represent the shares of Phoenix into which the Compost shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of Phoenix of any such outstanding stock certificate shall, unless and until such a certificate shall have been surrendered for transfer or otherwise to Phoenix or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the shares of Phoenix evidenced by such outstanding certificate. Upon the submission to Phoenix or its transfer agent of any such stock certificates for transfer, or upon the request of any registered owner of shares and submission of the subject stock certificates to Phoenix or its transfer agent, such transferee or owner shall be issued new stock certificates of Phoenix evidencing the subject shares. Upon the request of any registered owner, Phoenix will, without charge, furnish such owner a statement of the powers, designations, preferences and relative, participating, optional, or special rights of each class of stock or series thereof that Phoenix is authorized to issue, and of the qualifications, limitations or restrictions of such preferences and/or rights. Any request for new stock certificates will be subject to standard stock transfer requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.


        Section 2.4. Compost Stock Options and Warrants. As soon as practicable following the date of this Agreement and prior to the Effective Time, Compost and Phoenix shall take such actions as may be required to adjust the terms of all outstanding stock options and warrants of Compost (respectively the "Compost Options" and "Compost Warrants"), whether vested or unvested, as necessary to provide that, at the Effective Time, each Compost Option and each Compost Warrant outstanding immediately prior thereto shall be amended and converted into an option or warrant, as the case may be, to acquire, on the same terms and conditions as were applicable to such Compost Option or Compost Warrant, the same number and type of shares of Phoenix for the same purchase price payable under the terms of such Compost Option or Compost Warrant (each Compost Option or Compost Warrant, as so adjusted, an "Adjusted Option" or "Adjusted Warrant"), and shall make such other changes to any option plans, warrant agreements and arrangements of Compost as Compost and Phoenix may agree are appropriate to give effect to the Merger. At the Effective Time and by virtue of the Merger, each Compost Option and each Compost Warrant outstanding at the Effective Time shall be converted into an Adjusted Option or Adjusted Warrant, as the case may be, in accordance with this Section 2.4.

        Section 2.5. Compost Employee Benefit Plans. From and after the Effective Time, Phoenix shall assume all obligations of Compost under any and all employee benefit plans in effect immediately prior thereto, and shall adopt and continue in effect all such plans upon the same terms and conditions as were in effect immediately prior to the Merger, with such changes as Compost and Phoenix may agree are appropriate to give effect to the Merger.

                                  ARTICLE III

                    CERTIFICATE OF INCORPORATION AND BY-LAWS

        Section 3.1. Certificate of Incorporation. The Certificate of Incorporation of Phoenix shall be unaffected by the Merger, and, upon the Effective Time, shall continue in effect as the Certificate of Incorporation of the Surviving Corporation, until amended or repealed in accordance with the provisions thereof and of applicable law.

        Section 3.2. By-laws. The By-laws of Phoenix shall be unaffected by the Merger, and, upon the Effective Time, shall continue in effect as the By-laws of the Surviving Corporation, until amended or repealed in accordance with the provisions thereof and of applicable law.

                                   ARTICLE IV

                           AMENDMENT AND TERMINATION

        Section 4.1. Amendment. To the fullest extent permitted by applicable law, this Merger Agreement may be amended by mutual consent of the Boards of Directors of the Constituent Corporations at any time prior to the Effective Time, notwithstanding any approval of this Merger Agreement by the stockholders of either or both of the Constituent Corporations.


        Section 4.2. Termination. To the fullest extent permitted by applicable law, this Merger Agreement may be terminated, and the Merger herein provided for may be abandoned, by mutual consent of the Boards of Directors of the Constituent Corporations at any time prior to the Effective Time, notwithstanding any approval of this Merger Agreement by the stockholders of either or both of the Constituent Corporations.

        IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the respective Boards of Directors of each Constituent Corporation, is hereby executed on behalf of each Constituent Corporation by a duly authorized officer thereof, this _____ day of ____________, 2000.


                                        COMPOST AMERICA HOLDING COMPANY, INC.
                                        (A NEW JERSEY CORPORATION)


                                        By:
                                             -----------------------------------
                                             Name:
                                             Office:


                                        PHOENIX WASTE SERVICES COMPANY, INC.
                                        (A DELAWARE CORPORATION)


                                        By:
                                             -----------------------------------
                                             Name:
                                             Office:

Annex II


                          CERTIFICATE OF INCORPORATION
                                       OF
                      PHOENIX WASTE SERVICES COMPANY, INC.

        FIRST: The name of the corporation is Phoenix Waste Services Company, Inc. (hereinafter referred to as the "Corporation").

        SECOND: The address of the registered office of the Corporation in the State of Delaware is 1201 North Market Street, Post Office Box 1347, in the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at that address is Delaware Corporation Organizers, Inc.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.

        FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Twenty-Five Million (225,000,000), consisting of Two Hundred Million (200,000,000) shares of Common Stock, par value $.001 per share (the "Common Stock"), and Twenty-Five Million (25,000,000) shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

                B. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

        FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                A. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the by-laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

                B. The directors of the Corporation need not be elected by written ballot unless the by-laws so provide.

                C. The board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation.

        SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

        To the fullest extent permitted by the Delaware General Corporation Law, the Corporation shall indemnify all persons who, from time to time, are serving or have served as directors or officers of the Corporation, subject to such limitations as may be provided in the by-laws of the Corporation with respect to indemnification in connection with a proceeding (or part thereof), other than a proceeding to enforce rights to indemnification, which was initiated by such person and not authorized by the board of directors.

        Any repeal or modification of this Article by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

        SEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

        EIGHTH: The name and mailing address of the incorporator is:

                Delaware Corporation Organizers, Inc.
                P.O. Box 1347
                Wilmington, Delaware  19899


        I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, and, accordingly, have hereto set my hand this 28th day of August, 2000.

                                        DELAWARE CORPORATION ORGANIZERS, INC.



                                        ----------------------------------------
                                        By:  Cynthia M. Caskey
                                             Vice President

Annex II


                           CERTIFICATE OF DESIGNATION
                                       OF
                SERIES A EXCHANGEABLE REDEEMABLE PREFERRED STOCK
                          (Par Value $.001 Per Share)
                                       OF
                      PHOENIX WASTE SERVICES COMPANY, INC.


        Phoenix Waste Services Company, Inc., a Delaware corporation (hereinafter called the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company pursuant to
Section 151 of the Delaware General Corporation Law at a meeting duly called and held on _________, 2000:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company, in accordance with the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of preferred stock, par value $.001 per share, of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

        1.      Designation and Rank.
                ---------------------

        The designation of such series of the preferred stock shall be the Series A Exchangeable Redeemable Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"). The number of shares of Series A Preferred Stock (the "Shares") shall be One Hundred Sixty-Nine Thousand. The Series A Preferred Stock shall rank (i) prior to the common stock, par value $.001 per share, of the Company (the "Common Stock"), (ii) on a parity with all shares of the Company's Series C Convertible Redeemable Preferred Stock, par value $.001 per share (the "Series C Preferred Stock") and with all shares of the Company's Series D Exchangeable Redeemable Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), (iii) subordinate and junior to all indebtedness of the Company now or hereafter existing, and (iv) prior to the $2.50 Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), as to liquidation and other payment rights as provided in Section 4(d) and to any other class or series of capital stock of the Company hereafter created (unless it specifically, by its terms, ranks on a parity with the Series A Preferred Stock) (each such junior class or series of capital stock and the Common Stock being hereinafter referred to as the "Junior Stock"), in each case as to dividends and distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

        2.      Cumulative Dividends; Priority.
                -------------------------------

        (a) The holders of record of shares of Series A Preferred Stock are entitled to a cumulative noncompounded dividend equal to 8% per annum, payable when declared by the Company's Board of Directors, and, except for any redemption provided in that certain Sharing Agreement dated March 31, 2000 by and among the Company, Wasteco Ventures Limited and Robert J. Longo, as amended (the "Sharing Agreement"), upon any exchange or redemption of the Series A Preferred Stock. Dividends shall be payable semi-annually by the Company on June 30th and December 31st of each year. Through November 3, 2004, dividends on the Series A Preferred Stock may be paid either in cash or, at the election of the Company, by delivery of additional shares of Common Stock having an aggregate "Market Value" (as hereinafter defined) equal to the amount of such dividend, or in any combination of cash and shares of Common Stock. For purposes of dividend payments, each share of Common Stock will be deemed to have a "Market Value" equal to ninety percent (90%) of the "Average Share Price" as defined in Section 5(a) for the ten (10) consecutive trading days preceding the dividend payment date. Dividends on shares of the Series A Preferred Stock will be cumulative on a daily basis from the date of initial issuance of such shares of Series A Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Company on such record dates (such record dates being not more than 60 days nor less than 10 days preceding the relevant payment date), as shall be fixed by the Board of Directors. The amount of dividends payable for each full dividend period shall be computed by dividing the annual dividend payment by two. The amount of dividends payable for the initial dividend period or any period shorter or longer than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any stock on a parity with the Series A Preferred Stock with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Series A Preferred Stock like dividends, for all dividend payment periods of the Series A Preferred Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such parity stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of Series A Preferred Stock next preceding such dividend payment date, on the other hand.

        Except as set forth in the preceding sentence, unless full cumulative dividends on the Series A Preferred Stock have been paid, no dividends (other than in Common Stock of the Company) may be paid or declared or set aside for payment or other distribution made, upon the Common Stock or any other Junior Stock of the Company or stock on a parity with the Series A Preferred Stock as to dividends, nor may any Common Stock or any other Junior Stock or parity stock of the Company, except as provided in the Sharing Agreement, be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock); provided, that any such Junior Stock or parity stock may be converted into or exchanged for stock of the Company ranking junior to the Series A Preferred Stock as to dividends.

        3.      Voting Rights.
                --------------

        (a) The Series A Preferred Stock shall have the following class voting rights. So long as any shares of the Series A Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least sixty-six and 2/3 percent of the shares of the Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series A Preferred Stock vote separately as a class: (i) authorize, create or issue (other than the shares of Series C Preferred Stock and Series D Preferred Stock outstanding on the date of the filing of this Certificate of Designation), or increase the authorized or issued amount of any class or series of stock ranking prior to or on a parity with the Series A Preferred Stock, with respect to payment of dividends or the distribution of assets on liquidation, dissolution or winding up; (ii) amend, alter or repeal the provisions of the Series A Preferred Stock, whether by merger, consolidation or otherwise, so as to affect materially and adversely any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that any creation and issuance of other series of Junior Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; (iii) repurchase, or pay cash dividends on, shares of the Company's Junior Stock; provided, that dividends may be paid on Junior Stock so long as at the time of such payment (A) all dividends on the Series A Preferred Stock shall have been paid in full, and
(B) if dividends on Junior Stock are payable in cash, all dividends on the Series A Preferred Stock thereafter paid shall similarly be paid in cash, or
(iv) amend the Certificate of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that any creation and issuance of other series of Junior Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

        (b) Except as provided above and except as otherwise required by applicable law, the Series A Preferred Stock shall have no voting rights.

        4.      Liquidation Preference.
                -----------------------

        (a) In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series A Preferred Stock then outstanding, pari passu with the holders of shares of the Series C Preferred Stock and the Series D Preferred Stock, shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, before any distribution shall be made to the holders of the Common Stock or any other Junior Stock, an amount (the "Liquidation Preference") per share equal to $100 per share of the Series A Preferred Stock, plus cumulative and unpaid dividends at the rate of 8% per annum, through the date of liquidation, dissolution or winding up, whether or not declared, and no more, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the liquidation payment payable to the holders of outstanding shares of the Series A Preferred Stock and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series A Preferred Stock (the "Parity Securities"), provided that the holders of a majority of the shares of Series A Preferred Stock have approved such Parity Securities (other than the 91,000 shares of Series C Preferred Stock and 8,771 shares of Series D Preferred Stock outstanding on the date of the filing of this Certificate of Designation) in accordance with Section 3(a) hereof, then the holders of outstanding shares of the Series A Preferred Stock are entitled to be paid on a pro-rata basis together with the other Parity Securities. The liquidation payment with respect to each outstanding fractional share of Series A Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series A Preferred Stock. All payments for which this
Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent nationally recognized investment banking firm) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series A Preferred Stock and each holder of Parity Securities has been paid in cash the full amount of the Liquidation Preference to which such holder is entitled as provided herein. After payment of the full amount of the Liquidation Preference to which each holder is entitled, such holders of shares of Series A Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

        (b) A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4.

        (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than 30 days prior to the payment date stated therein, to the holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

        (d) Together with the Series C Preferred Stock and the Series D Preferred Stock outstanding as of the date of the filing of this Certificate of Designation, the liquidation preference set forth in this Paragraph 4, and all other payment rights hereunder, shall be senior and prior in all events to any other preferred stock now or hereafter issued by the Company, including, without limitation, the Series B Preferred Stock, unless the parity or priority of such other preferred stock is approved by the Series A Preferred Stock as herein provided.

        5.      Miscellaneous.

        (a) Average Share Price. As used herein, the term "Average Share Price" shall mean the average of the last sale price per share of the Company's shares of Common Stock as reported by Bloomberg, L.P. ("Bloomberg") (or, if Bloomberg is not then providing quotes, from a comparable reputable source), on any one of the following securities markets on which such Common Stock shall then be quoted, namely, (a) the American Stock Exchange, (b) the NASDAQ National Market System ("NASDAQNMS"), (c) the NASDAQ System (other than the NASDAQNMS),
(d) the New York Stock Exchange or (e) the National Quotation Bureau, Inc. for quotes on the Electronic Bulletin Board or the "Pink Sheets," as the case may be, for the applicable number of consecutive trading days immediately preceding the dividend payment date.

        (b) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

        (c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (i) on the same date, if delivered personally or by facsimile by not later than 5:00 p.m. New York time (provided that a copy of such facsimile shall be simultaneously sent to the Company at One Gateway Center, 25th Floor, Newark, New Jersey 07102, Fax: 973-297-5454, or its then current address and facsimile number), or (ii) three business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company.

        6.      Redemptions.
                ------------

        (a) Voluntary Redemption. Subject to the right of the holders of Series A Preferred Stock to effect an exchange of their shares of Series A Preferred Stock at any time prior to 5:00 p.m. New York City time on the date fixed for redemption and subject to compliance with the provisions of this
Section 6(a), the Company shall have the right, exercisable at any time on not more than sixty (60) days and not less than fifteen (15) days prior written notice to the holders of Series A Preferred Stock (the "Voluntary Redemption Notice"), to redeem all or any portion of the Shares of Series A Preferred Stock at a redemption price for each share of Series A Preferred Stock to be redeemed (the "Voluntary Redemption Price") equal to the sum of (i) $100 per share, and
(ii) all accrued dividends on such Share to the date fixed for redemption (the "Voluntary Redemption Date"). If the Company redeems less than all of the outstanding shares of Series A Preferred Stock on any Voluntary Redemption Date, such redemption shall be effected on a pro-rata basis among the holders of record.

        (b) Mandatory Redemption. On November 3, 2004 (the "Mandatory Redemption Date"), the Company shall redeem all of the Shares then outstanding at a redemption price for each Share to be redeemed (the "Mandatory Redemption Price") equal to the sum of (i) $100 per share, and (ii) all accrued dividends on such Share to the Mandatory Redemption Date.

        (c) Method of Payment. The Company shall pay an aggregate amount for all Shares to be redeemed hereunder (the "Redemption Payment"), calculated by multiplying the number of Shares so redeemed by the applicable Voluntary Redemption Price or Mandatory Redemption Price, as the case may be, on the Voluntary Redemption Date or Mandatory Redemption Date, as applicable, by payment of the Voluntary Redemption Price or the Mandatory Redemption Price, as applicable, by bank cashiers' or certified check payable to the applicable holders of the Series A Preferred Stock or wire transfer of immediately available funds to accounts designated in writing by such holders received by the Company at least five (5) business days prior thereto. If, for any reason, the full applicable Redemption Payment is not timely made pursuant to this
Section 6(c), such defaulted Redemption Payment shall thereafter bear default interest at the lower of the highest legal rate or 15% per annum until paid in full.

        (d) Delivery of Series A Preferred Stock. The holders of Series A Preferred Stock whose Shares are to be redeemed pursuant to this Section 6 shall deliver to the Company, against receipt of the applicable Voluntary Redemption Payment or Mandatory Redemption Payment, all of their Shares to be redeemed, duly endorsed in blank for transfer or accompanied by a duly executed stock power with the signature of the record owner guaranteed by a bank or member firm of the New York Stock Exchange.

        7.      No Preemptive Rights.
                ---------------------

        Except as provided in Sections 8 and 9 hereof, no holder of the Series A Preferred Stock shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereafter authorized, any bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class or bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in its absolute discretion may deem advisable.

        8.      Exchange for Senior Subordinated Notes.
                ---------------------------------------

        At any time after November 3, 2000, the Series A Preferred Stock will be exchangeable for 9% Senior Subordinated Notes of the Company due November 3, 2004, at the rate of $100 principal amount of such notes for each Share. The exchanging holder shall furnish to the Company irrevocable written notice of such exchange, together with the certificates evidencing the Shares to be exchanged, duly endorsed in blank for transfer or accompanied by a duly executed stock power, with the signature of the record holder guaranteed by a bank or a member firm of the New York Stock Exchange.

        9.      Series A Special Redemption.
                ----------------------------

        (a) Subject to subsection (e) hereof, each holder of Series A Preferred Stock shall have the right to require the redemption of a portion or all of its Series A Preferred Stock upon a Series A Redemption Event (as hereinafter defined) and in the Series A Redemption Amount (as hereinafter defined) at a price equal to $100 per share plus a sum equal to all cash dividends accrued and unpaid to the Series A Redemption Date (as hereinafter defined) and any stock dividends accrued and unpaid to such date.

        (b) Within 30 days of a Series A Redemption Event the Company shall mail a notice (the "Series A Redemption Notice") to each holder of record of the Series A Preferred Stock stating:

        A:      The Series A Redemption Amount; and

        B:              (i)     that a Series A Redemption Event has occurred,
                that an offer (the "Series A Redemption Event Offer") limited to the Series A Redemption Amount is being made pursuant to the terms of the Series A Preferred Stock and that all shares of the Series A Preferred Stock validly tendered and not in excess of the Series A Redemption Amount will be accepted for redemption. If more than one registered owner of Series A Preferred Stock at the time of any Series A Redemption Event Offer tenders stock for redemption, Series A Preferred Stock shall be accepted for redemption pro rata based upon the ratio that the number of shares submitted for redemption by each holder bears to the total number of shares of Series A Preferred Stock submitted for redemption;

                        (ii) the redemption price and the date of redemption (which shall be a business day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Series A Redemption Date");

                        (iii) that any shares of Series A Preferred Stock not tendered or redeemed will continue to accumulate dividends;

                        (iv) that, unless the Company defaults in the payment of the Series A Preferred Stock redemption price, any shares of Series A Preferred Stock accepted for redemption pursuant to the Series A Redemption Event Offer shall cease to accumulate dividends after the Series A Redemption Date;

                        (v) that holders whose shares of Series A Preferred Stock are being redeemed only in part will be issued new certificates representing shares of Series A Preferred Stock equal in number to the unredeemed portion of the shares of Series A Preferred Stock surrendered; provided that each certificate representing shares of Series A Preferred Stock redeemed and each new certificate representing shares of Series A Preferred Stock issued shall be in whole shares.

        (c)     On or about the Series A Redemption Date:

                        (i) the transfer agent for the Series A Preferred Stock shall deliver to the Company a certificate specifying the aggregate number of shares of Series A Preferred Stock delivered for purchase by the holders of Series A Preferred Stock prior to the Series A Redemption Date pursuant to the Series A Redemption Event Offer;

                        (ii) The Company shall accept for redemption a number of shares of Series A Preferred Stock equal to the lesser of the number of shares of Series A Preferred Stock tendered for redemption or the number of whole shares equal to the Series A Redemption Amount divided by the redemption price in Section 9(a) above;

                        (iii) The Company shall deposit with the transfer agent for the Series A Preferred Stock money sufficient to pay the redemption price of all shares of Series A Preferred Stock accepted for redemption by the Company; and

                        (iv) The Company shall deliver, or cause to be delivered, to the transfer agent for the Series A Preferred Stock an officer's certificate specifying the shares of Series A Preferred Stock accepted for redemption by the Company.

        (d) The Series A Preferred Stock transfer agent shall promptly mail to the holders of Series A Preferred Stock so accepted payment in an amount equal to the Series A Preferred Stock redemption price, and the transfer agent for the Series A Preferred Stock shall promptly authenticate and mail to such holders of Series A Preferred Stock a new certificate representing shares of Series A Preferred Stock equal in number to any unredeemed shares of Series A Preferred Stock surrendered; provided that each share of Series A Preferred Stock redeemed and each new certificate representing shares of Series A Preferred Stock issued shall be in whole shares. The Company will notify the holders of Series A Preferred Stock of the results of the Series A Redemption Event Offer as soon as practicable after the Series A Redemption Date.

        (e) "Series A Redemption Event" shall mean each instance in which the amount in the Series A Security Account (as hereinafter defined) exceeds the Series A Redemption Amount, provided, however, that such Series A Redemption Event shall cease whenever the Company shall mail a Series A Redemption Notice to each holder of record of the Series A Preferred Stock as hereinabove provided.

        (f) "Series A Redemption Amount" shall mean the amount, not less than $1,000,000 except as specified hereinafter upon termination of the Series A Security Account, and not exceeding $3,000,000 in the aggregate, of cash and cash equivalent property held by or for the credit of the Series A Security Account in excess of any reasonable reserve for the payment of fees and expenses of such Security Account. The "Series A Security Account" shall mean an account at a bank or brokerage firm maintained by the Company to secure and as a method of funding the redemption of Series A Preferred Stock upon Series A Redemption Events. Such Account is maintained pursuant to a security agreement (the "Security Agreement") as required by the Sharing Agreement. Upon termination of the Series A Security Account in accordance with the terms of the Security Agreement, any amount remaining in such Series A Security Account immediately prior to such termination shall be deemed a Series A Redemption Amount and accordingly shall be applied to fund a Series A Redemption Event Offer.

        10.     Change in Control.
                ------------------

        (a) Upon the occurrence of a Change in Control (as hereinafter defined), each holder of Series A Preferred Stock shall have the right to require the redemption of its Series A Preferred Stock by the Company in cash, pursuant to the offer described below (the "Change in Control Offer") at a price (the "Change in Control Redemption Price") equal to $101 per share plus a sum equal to all dividends accrued and unpaid thereon (if any) to the related Change in Control Redemption Date (as hereinafter defined). A "Change in Control" shall mean (i) a merger, consolidation or reorganization of the Company, if, after giving effect thereto, the holders of the Common Stock prior to such transactions shall fail to own at least 51% of the capital stock entitled to vote for the election of directors in the successor entity, (ii) the sale of a majority or more of the assets of the Company in any single transaction or in any series of related transactions or (iii) a change in the composition of the Board of Directors of the Company such that during any period of two consecutive years the individuals who at the beginning of such period were directors of the Company shall cease for any reason to constitute a majority of the directors then in office (and not designated to sit on the Board by any holder of preferred stock) unless the individuals replacing such directors were elected or nominated by the Board of Directors of the Company.

        (b) Within 30 days of any Change in Control, the Company shall mail a notice (the "Change in Control Notice") to each holder of record of the Series A Preferred Stock stating:

                (i) that a Change in Control has occurred, that the Change in Control Offer is being made pursuant to the terms of the Series A Preferred Stock and that all Shares validly tendered will be accepted for redemption;

                (ii) the redemption price and the date of redemption (which shall be a business day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Change in Control Redemption Date");

                (iii) that any Shares not tendered or redeemed will continue to accumulate dividends;

                (iv) that, unless the Company defaults in the payment of the Change in Control Redemption Price, any Shares accepted for redemption pursuant to the Change in Control Offer shall cease to accumulate dividends after the Change in Control Redemption Date;

                (v) that holders of Series A Preferred Stock electing to have any Shares redeemed pursuant to the Change in Control Offer will be required to surrender the certificates representing such Shares to the transfer agent for the Series A Preferred Stock at the address specified in the notice prior to 1:00 p.m., New York City time, on the business day immediately preceding the Change in Control Redemption Date; and

                (vi) that holders whose Shares are being redeemed only in part will be issued new certificates representing Shares equal in number to the unredeemed portion of the Shares surrendered; provided that each certificate representing Shares issued shall be in whole shares.

        (c)     On or about the Change in Control Redemption Date:

                (i) the transfer agent for the Series A Preferred Stock shall deliver to the Company a certificate specifying the aggregate number of Shares delivered for purchase by the holders of Series A Preferred Stock prior to the Change in Control Redemption Date pursuant to the Change in Control Offer;

                (ii) The Company shall accept for redemption Shares so delivered;

                (iii) The Company shall deposit with the transfer agent for the Series A Preferred Stock money sufficient to pay the Change in Control Redemption Price of all Shares accepted for payment by the Company; and

                (iv) The Company shall deliver, or cause to be delivered, to the transfer agent for the Series A Preferred Stock an officer's certificate specifying the Shares accepted for payment by the Company.

        (d) The transfer agent for the Series A Preferred Stock shall promptly mail to the holders of Series A Preferred Stock so accepted payment in an amount equal to the Change in Control Redemption Price, and the transfer agent for the Series A Preferred Stock shall promptly authenticate and mail to such holders of Series A Preferred Stock a new certificate representing Shares equal in number to any unredeemed Shares surrendered; provided that each Share redeemed and each new certificate representing Shares issued shall be in whole Shares. The Company will notify the holders of Series A Preferred Stock of the results of the Change in Control Offer as soon as practicable after the Change in Control Redemption Date.

        11. Notwithstanding anything to the contrary contained in this certificate, no redemption of Series A Preferred Stock shall be permissible except in compliance with the Delaware General Corporation Law. Any proposed redemption of the Series A Preferred Stock authorized herein shall be reduced to an amount which complies with such statute, or if such reduction is not feasible, deferred until such time as a Series A Redemption Event Offer may be made in compliance with such statute.

        IN WITNESS WHEREOF, this Certificate of Designation has been executed on behalf of the Company by its duly authorized officer this ___ day of ___________, 2000.



                                        PHOENIX WASTE SERVICES COMPANY, INC.



                                        By:
                                             -----------------------------------
                                             [Name and Title]

                           CERTIFICATE OF DESIGNATION
                                       OF
                   $2.50 SERIES B CONVERTIBLE PREFERRED STOCK
                          (Par Value $.001 Per Share)
                                       OF
                      PHOENIX WASTE SERVICES COMPANY, INC.


        Phoenix Waste Services Company, Inc., a Delaware corporation (hereinafter called the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company pursuant to
Section 151 of the Delaware General Corporation Law at a meeting duly called and held on _________, 2000:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company, in accordance with the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of preferred stock, par value $.001 per share, of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

        1.      Designation; Number of Shares; Stated Value.
                --------------------------------------------

        The designation of said series of preferred stock shall be $2.50 Series B Convertible Preferred Stock (the "Series B Preferred Stock"). The number of shares of Series B Preferred Stock shall be 5,000,000. The liquidation value of the Series B Preferred Stock shall be $2.50 per share, together with any accrued and unpaid dividends, if there is a sale of substantially all of the stock or assets of the Company in a non-public transaction or liquidation of the Company. The shares of Series B Preferred Stock shall be issued as whole shares and shall have a par value of $.001 per share.

        2.      Conversion.
                -----------

                        (a) Each share of Series B Preferred Stock is convertible into one share of the common stock, par value $.001 per share ("Common Stock") of the Company (rounded to the nearest whole share) (the "Conversion Rate") at any time after September 15, 1997, or as otherwise may be agreed by the holder and the Company at the option of the holder.

                        (b) The Conversion Rate shall be subject to adjustment as follows:

                        (i) In case the Company shall (A) pay a dividend on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the conversion rate in effect at the time of such dividend, subdivision, or combination shall be proportionately adjusted so that the holder of the Series B Preferred Stock surrendered for conversion after such time shall be entitled to receive the number and kind of shares which he would have owned or have been entitled to receive had such Series B Preferred Stock been converted immediately prior to such time. Such adjustment shall be made successively whenever any event listed above shall occur.

                        (ii) In case of any consolidation of the Company into, or merger of the Company with or into, any other corporation, or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any reclassification of its shares of Common Stock, the holder of each share of Series B Preferred Stock then outstanding shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities, cash and other property receivable upon such consolidation, merger, sale, transfer or reclassification by a holder of the number of shares of Common Stock of the Company into which such share of Series B Preferred Stock might have been converted immediately prior to such consolidation, merger, sale, transfer or reclassification. In any such event, effective provision shall be made in the articles or certificate of incorporation of the resulting or surviving corporation or other corporation issuing or delivering such shares, other securities, cash or other property or otherwise so that the provisions set forth herein for the protection of the conversion rights of the Series B Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities, cash and other property deliverable upon conversion of the Series B Preferred Stock remaining outstanding or other convertible stock or securities received by the holders in place thereof; and any such resulting or surviving corporation or other corporation issuing or delivering such shares, other securities, cash or other property shall expressly assume the obligation to deliver, upon the exercise of the conversion privilege, such shares, securities, cash or other property as the holders of the Series B Preferred Stock remaining outstanding, or other convertible stock or securities received by the holders in place thereof, shall be entitled to receive pursuant to the provisions hereof and to make provision for the protection of the conversion right as above provided. In case shares, securities, cash or other property other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references to Common Stock in this paragraph 2(b) shall be deemed to apply, so far as provided and as nearly as is reasonable, to any such shares, other securities, cash or other property.

                        (iii) No fractional interests in Common Stock shall be issued upon conversion of shares of Series B Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any share of Series B Preferred Stock, the Company shall issue an additional share of Common Stock by rounding the fractional interest to the nearest whole share or, if there is no nearest whole share, rounding upward to the next whole share.

                        (iv) If at any time, as a result of any adjustment made pursuant to this paragraph 2(b), the holder of any share of Series B Preferred Stock thereafter surrendered for conversion shall become entitled to receive any shares of the Company other than shares of its Common Stock, the number of such other shares so receivable upon conversion of any share of Series B Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subdivision (i), above, with respect to the Common Stock.

                        (v) Whenever any adjustment is required in the number of shares into which each share of Series B Preferred Stock is convertible, the Company shall forthwith cause to be mailed to the holders of record of the Series B Preferred Stock a copy of a statement describing in reasonable detail the method of calculation used in the adjustment.

                        (c) Upon any conversion of shares of Series B Preferred Stock, the shares so converted shall have the status of authorized and unissued shares of preferred stock, unclassified as to series, and the number of shares of preferred stock which the Company shall have authority to issue shall not be decreased by the conversion of shares of Series B Preferred Stock. The Company shall at all times reserve and keep available, out of its authorized and unissued stock or stock held as treasury stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series B Preferred Stock from time to time outstanding. For the purpose of this paragraph 2(c), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation of such number of shares of Common Stock all outstanding shares of Series B Preferred Stock were held by a single holder. The Company shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized number of shares of its Common Stock if at any time the number of shares of its Common Stock authorized and not outstanding shall be insufficient to permit the conversion of all the then outstanding Series B Preferred Stock.

                        (d) The Company will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the Series B Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

                        (e) Before taking any action which would cause an adjustment reducing the conversion rate such that the conversion price would be below the then par value of the Common Stock, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the conversion rate as so adjusted.

        3.      Number of Shares.
                -----------------

        The Board of Directors reserves the right, by subsequent amendment to this resolution, from time to time to decrease the number of shares which constitute the Series B Preferred Stock (but not below the number of shares thereof then outstanding) and, subject to anything to the contrary set forth in the Certificate of Incorporation applicable to the preferred stock, to subdivide the number of shares, the stated value per share and the liquidation value per share of the Series B Preferred Stock and in other respects to amend, within the limitations provided by law, this resolution and the Certificate of Incorporation.

        4.      Liquidation Rights.
                -------------------

        Upon the sale of substantially all of the stock and assets of the Company in a non-public transaction or dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled, subject to the rights of the Company's Series A Exchangeable Redeemable Preferred Stock, its Series C Redeemable Convertible Preferred Stock, its Series D Exchangeable Redeemable Preferred Stock or any other class of preferred stock having a superior liquidation preference, to receive out of the assets of the Company available for distribution to stockholders an amount equal to their original investment of $2.50 per share, plus any accrued and unpaid dividends, before any payment or distribution shall be made on the Common Stock or on any other class of stock junior to the Series B Preferred Stock. If upon such liquidation, dissolution or winding up of the Company whether voluntary or involuntary, the assets of the Company shall be insufficient to permit payment to the holders of Series B Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Company shall be distributed ratably among the holders of the Series B Preferred Stock, in proportion to the liquidation preference payable under this paragraph 4. For purposes of this paragraph 4, the merger or consolidation of the Company or the sale of all or substantially all of the Company's assets shall be deemed to be a liquidation, dissolution or winding up of the Company. After the payment to the holders of the shares of the Series B Preferred Stock of the full preferential amounts provided for in this paragraph 4, such preferred shares have no further rights and no right or claim to any remaining assets of the Company.

        5.      Voting Rights.
                --------------

        (a) The shares of Series B Preferred Stock shall have no voting rights except for those provided for by law. In exercising the voting rights granted by operation of law, each share of Series B Preferred Stock shall be entitled to one vote. In addition, the Company may not, without the prior written consent of at least fifty (50%) percent of the holders of the Series B Preferred Stock:

                  (i) amend the Certificate of Incorporation or any certificate or statement of the designations of the powers, preferences and rights of any classes of stock to in any way affect the rights and preferences of holders of the Series B Preferred Stock; and

                  (ii) authorize any other class of preferred shares ranking equal or superior to the Series B Preferred Stock.

        6.      Dividends.
                ----------

        (a)     (1)     The holders of the Series B Preferred Stock shall be
entitled to receive dividends, per annum, at the rate of one share of Common Stock for every ten shares of the Series B Preferred Stock held (the "Dividend Rate"), payable once a year each year on the last business day of the month of April commencing in 1998 (the "Dividend Payment Date"). Such dividends shall be paid to the holders of record at the close of business on a record date ten business days prior to the Dividend Payment Date. Each such annual dividend shall be fully cumulative and shall accrue (whether or not declared), without interest, from the first day of the annual period in which such dividend may be payable as herein provided, except that with respect to the first annual dividend, such dividend with respect to any outstanding shares of Series B Preferred Stock shall accrue from the date of the purchase of said shares of Series B Preferred Stock from the Company. No fractional shares of Common Stock shall be issued as a dividend pursuant to this section; instead, all fractional shares shall be rounded to the nearest whole share or, if there is no nearest whole share, upward to the next whole share.

        (a)     (2)     The Dividend Rate shall be subject to adjustment as
follows:

                (i) In case the Company shall (A) pay a dividend on its Common Stock in shares of its Common Stock, (B) subdivide its outstanding shares of Common Stock or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the Dividend Rate in effect at the time of such dividend, subdivision, or combination shall be proportionately adjusted so that the holder of the Series B Preferred Stock entitled to the dividend after such time shall be entitled to receive the number and kind of shares which he would have owned or have been entitled to receive had such dividend been paid immediately prior to such time. Such adjustment shall be made successively whenever any event listed above shall occur.

                (ii) In case of any consolidation of the Company into, or merger of the Company with or into, any other corporation, or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any reclassification of its shares of Common Stock, each holder of Series B Preferred Stock then outstanding shall have the right thereafter to receive as a dividend, for every ten shares of Series B Preferred Stock held by such holder, the kind and amount of shares of stock and other securities, cash and other property receivable upon such consolidation, merger, sale, transfer or reclassification by a holder of one share of Common Stock of the Company immediately prior to such consolidation, merger, sale, transfer or reclassification. In any such event, effective provision shall be made in the articles or certificate of incorporation of the resulting or surviving corporation or other corporation issuing or delivering such shares, other securities, cash or other property or otherwise so that the provisions set forth herein for the protection of the dividend rights of the Series B Preferred Stock shall thereafter be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities, cash and other property deliverable upon the payment of a dividend on the Series B Preferred Stock outstanding; and any such resulting or surviving corporation or other corporation issuing or delivering such shares, other securities, cash or other property shall expressly assume the obligation to deliver, upon the payment of the dividend, such shares, securities, cash or other property as the holders of the Series B Preferred Stock shall be entitled to receive pursuant to the provisions hereof and to make provision for the protection of the dividend right as above provided. In case shares, securities, cash or other property other than Common Stock shall be issuable or deliverable upon payment of the dividend as aforesaid, then all references to Common Stock in this section 6(a)(2)(ii) shall be deemed to apply, so far as provided and as nearly as is reasonable, to any such shares, other securities, cash or other property.

        (b) All dividends paid with respect to shares of the Series B Preferred Stock pursuant to this section 6 shall be paid pro rata to the holders entitled thereto.

        7.      Redemption.
                -----------

        The Company shall have no right of redemption of the Series B Preferred Stock.

        IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its duly authorized officer this ____ day of ___________, 2000.



                                        PHOENIX WASTE SERVICES COMPANY, INC.



                                        By:
                                             -----------------------------------
                                             [Name and Title]

                           CERTIFICATE OF DESIGNATION
                                       OF
                SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK
                          (Par Value $.001 Per Share)
                                       OF
                      PHOENIX WASTE SERVICES COMPANY, INC.


        Phoenix Waste Services Company, Inc., a Delaware corporation (hereinafter called the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company pursuant to
Section 151 of the Delaware General Corporation Law at a meeting duly called and held on _________, 2000:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company, in accordance with the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of preferred stock, par value $.001 per share, of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

1. Designation and Rank. The designation of such series of the preferred stock shall be the Series C Redeemable Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"). The maximum number of shares of Series C Preferred Stock (the "Shares") shall be Ninety-One Thousand. The Series C Preferred Stock shall rank (i) prior to the common stock, par value $.001 per share, of the Company (the "Common Stock"), (ii) on a parity with all shares of the Company's Series A Exchangeable Redeemable Preferred Stock, par value $.001 per share (the "Series A Preferred Stock") and with all shares of the Company's Series D Exchangeable Redeemable Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"), (iii) subordinate and junior to all indebtedness of the Company now or hereafter existing, and (iv) prior to the Company's $2.50 Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), as to liquidation and other payment rights as provided in Section 4(d) and to any other class or series of capital stock of the Company hereafter created (unless it specifically, by its terms, ranks on a parity with the Series C Preferred Stock) (each such junior class or series of capital stock and the Common Stock being hereinafter referred to as the "Junior Stock"), in each case as to dividends and distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

2.      Cumulative Dividends: Priority.
        -------------------------------

        (a) Payment of Dividends. The holders of record of shares of Series C Preferred Stock are entitled to a non-cumulative noncompounded dividend as set forth below, payable when declared by the Company's Board of Directors, and, except for any redemption provided in that certain Sharing Agreement dated March 31, 2000 by and among the Company, Wasteco Ventures Limited and Robert J. Longo, as amended (the "Sharing Agreement"), upon any redemption of the Series C Preferred Stock.

        (b) After May 3, 1999, dividends on the Series C Preferred Stock shall be at the rate of 8% per annum, payable (when and if declared by the Company's Board of Directors) semi-annually by the Company, on June 30th and December 31st of each year. All such dividends may be paid in cash or, at the election of the Company, by delivery of additional shares of Common Stock having an aggregate "Market Value" (as hereinafter defined) equal to the amount of such dividend. For purposes of payment of dividends, each share of Common Stock will be deemed to have a "Market Value" equal to ninety percent (90%) of the "Average Share Price" as defined in Section 5(k) for the ten (10) consecutive trading days preceding the dividend payment date.

3.      Voting Rights.
        --------------

        (a) The Series C Preferred Stock shall have the following class voting rights. So long as any shares of the Series C Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least sixty-six and 2/3 percent of the shares of the Series C Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series C Preferred Stock vote separately as a class: (i) authorize, create or issue (other than the Series A Preferred Stock and the Series D Preferred Stock outstanding on the date of the filing of this Certificate of Designation), or increase the authorized or issued amount of any class or series of stock ranking prior to or on a parity with the Series C Preferred Stock, with respect to payment of dividends or the distribution of assets on liquidation, dissolution or winding up; (ii) amend, alter or repeal the provisions of the Series C Preferred Stock, whether by merger, consolidation or otherwise, so as to affect materially and adversely any right, preference, privilege or voting power of the Series C Preferred Stock; provided, however, that any creation and issuance of other series of Junior Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; (iii) repurchase, or pay cash dividends on, shares of the Company's Junior Stock; provided, that dividends may be paid on Junior Stock so long as at the time of such payment (A) all dividends on the Series C Preferred Stock shall have been paid in full, and (B) if dividends on Junior Stock are payable in cash, all dividends on the Series C Preferred Stock thereafter paid shall similarly be paid in cash, or (iv) amend the Certificate of Incorporation or By-Laws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series C Preferred Stock provided, however, that any creation and issuance of other series of Junior Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

        (b) Except with respect to transactions upon which the Series C Preferred Stock shall be entitled to vote separately as a class pursuant to
Section 3(a) above and except as otherwise required by applicable law, the Series C Preferred Stock shall not vote prior to the date on which the Series C Preferred Stock shall become convertible; thereafter, the Series C Preferred Stock shall vote as a class pursuant to Section 3 (a) above together with the Common Stock and not as a separate class on all other issues and transactions with respect to which the Common Stock is entitled to vote pursuant to applicable law or the Certificate of Incorporation, each share of Series C Preferred Stock being entitled to a number of votes per share equal to (i) one multiplied by (ii) the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible on the record date used to determine shares eligible to vote on such transaction.

4.      Liquidation Preference.
        -----------------------

        (a) In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series C Preferred Stock then outstanding, pari passu with the holders of the shares of the Series A Preferred Stock and the Series D Preferred Stock, shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, before any distribution shall be made to the holders of the Common Stock or any other Junior Stock, an amount (the "Liquidation Preference") per share equal to $100 per share of the Series C Preferred Stock, plus declared, payable, and unpaid dividends at the then applicable dividend rate per annum, through the date of liquidation, dissolution or winding up, whether or not declared, and no more, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the liquidation payment payable to the holders of outstanding shares of the Series C Preferred Stock and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series C Preferred Stock (the "Parity Securities"), provided that the holders of a majority of the shares of Series C Preferred Stock approve such Parity Securities (other than the shares of Series A Preferred Stock and Series D Preferred Stock outstanding on the date of the filing of this Certificate of Designation) in accordance with
Section 3(a) hereof, then the holders of outstanding shares of the Series C Preferred Stock are entitled to be paid on a pro-rata basis together with the other Parity Securities, based on the relative liquidation value of shares of Series C Preferred Stock and the Parity Securities. The liquidation payment with respect to each outstanding fractional share of Series C Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding share of Series C Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent nationally recognized investment banking firm) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series C Preferred Stock and each holder of Parity Securities has been paid in cash the full amount of the Liquidation Preference to which such holder is entitled as provided herein. After payment of the full amount of the Liquidation Preference to which each holder is entitled, such holders of shares of Series C Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

        (b) A consolidation or merger of the Company with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Company, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4.

        (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than 30 days prior to the payment date stated therein, to the holders of record of the Series C Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

        (d) Together with the Series A Preferred Stock and the Series D Preferred Stock outstanding as of the date of the filing of this Certificate of Designation, the liquidation preference set forth in this paragraph 4, and all other payment rights hereunder, shall be senior and prior in all events to any other preferred stock now or hereafter issued by the Company, including, without limitation, the Series B Preferred Stock unless the parity or priority of such other preferred stock is approved by the Series C Preferred Stock as herein provided.

5.      Conversion.
        -----------

        Subject at all times to the Company's right of voluntary redemption of the Series C Preferred Stock provided in Section 6 of this Certificate of Designations, the holders of shares of Series C Preferred Stock shall have the right, at their option, to convert shares of Series C Preferred Stock into shares of Common Stock at any time following May 3, 1999, on and subject to the following terms and conditions:

        (a) The shares of Series C Preferred Stock shall be convertible at the office of any transfer agent for the Series C Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock, at the conversion price, determined as hereinafter provided, in effect at the time of conversion, each share of Series C Preferred Stock being valued at $100 for the purpose of such conversion. The price at which shares of Common Stock shall be delivered upon conversion (the "conversion price") shall be 80% of the Average Share Price (as hereinafter defined) for all the trading days during the last month prior to May 3, 1999. The conversion price shall be adjusted as provided in paragraph (d) below.

        (b) In order to convert shares of the Series C Preferred Stock into Common Stock, the holder thereof shall surrender to the Company, at any time during normal business hours at the principal office of the Company, the certificate or certificates evidencing the shares of Series C Preferred Stock to be converted, accompanied by (i) written notice to the Company that such holder elects to convert ("Conversion Notice"), (ii) if so required by the Company, instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or by his duly authorized attorney and (iii) transfer tax stamps or funds therefor. Shares of the Series C Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such shares for conversion in accordance with the foregoing provisions (the "conversion date"), and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at said office against delivery of one or more certificates evidencing Series C Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with a cash payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same.

        (c) No fractional shares of Common Stock shall be issued upon conversion of shares of Series C Preferred Stock, but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of shares of Series C Preferred Stock surrendered for conversion at one time by the same holder, the Company shall pay in cash as an adjustment of such fraction an amount equal to the same fraction of the Closing Price (as defined below) on the date on which such shares of Series C Preferred Stock were duly surrendered for conversion, or, if such date is not a trading day, on the next trading day.

        (d) The conversion price shall be adjusted from time to time as follows:

        (1) In case the Company shall (i) pay a dividend (or make a distribution) on its outstanding shares of Common Stock in Common Stock, (ii) subdivide or split its outstanding shares of Common Stock into a larger number of shares by reclassification or otherwise, (iii) combine its outstanding shares of Common Stock into a smaller number of shares by reclassification or otherwise, or (iv) issue any shares of Common Stock by reclassification, the conversion price in effect at the time of the record date for such dividend or distribution or other effective date of such subdivision, combination or reclassification shall be adjusted so that the holder of any shares of Series C Preferred Stock surrendered for conversion after such time shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such shares of the Series C Preferred Stock been converted immediately prior to such time.

        (2) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in clause (4) below) on the record date for the distribution of such rights or warrants, the conversion price in effect at the opening of business on such record date shall be adjusted so that the same shall equal the price determined by multiplying the conversion price then in effect by a fraction, of which the numerator shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which the aggregate exercise price of such warrants or rights exercised would purchase at such current market price and of which the denominator shall be the number of shares of Common Stock then outstanding plus the number of additional shares of Common Stock issuable upon the exercise of such warrants or rights. Such adjustment shall become effective at the opening of business on the business day next following the computation thereof. If the conversion price shall be adjusted at any time under or by reason of provisions in this clause (2), then, in case of the delivery of Common Stock upon the exercise of any such right or warrant the conversion price then in effect hereunder shall forthwith be adjusted to such respective amount as would have been obtained had such right or warrant never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid.

        (3) In case the Company shall distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding any cash or stock dividends or distributions and dividends referred to in clause (1) above or rights or warrants to subscribe for or purchase securities of the Company or any of its subsidiaries other than shares of Common Stock referred to in clause
(2) above), then in each such case the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in clause (4) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness or rights or warrants so distributed applicable to one share of Common Stock, and the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective on the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such distribution.

        (4) For the purpose of any computation under clause (1), (2) or (3) above, the current market price per share of Common Stock on any date shall be deemed to be the Average Share Price for the 30 consecutive trading days commencing not more than 45 trading days before the day in question, such 30 consecutive trading day period to be specified by the Board of Directors prior to the commencement of 45 trading days before the day in question, or in the event the Board of Directors fails to specify such 30 consecutive trading days, such 30 consecutive trading days shall be deemed to have commenced on the 40th trading date before the day in question.

        (5) No adjustment in the conversion price pursuant to this paragraph 5 shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, that any adjustment which by reason of this clause (5) is not required to be made shall be carried forward and taken into account in any subsequent adjustment and will be made not more than three years after the time it would have been made but for the provisions of this clause (5); provided further that, at the time of any adjustment, such adjustment shall include all adjustments to the date thereof then being carried forward. All calculations under this paragraph 5 shall be made to the nearest l/100th of a cent or to the nearest 1/100th of a share, as the case may be.

        (e) In case of any consolidation or merger of the Company with or into another corporation or in the case of any sale or conveyance to another corporation (other than a wholly-owned subsidiary of the Company) of all or substantially all of the property and assets of the Company, the holder of a share of the Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and properties receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such share of Series C Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or conveyance and shall have no other conversion right with regard to such share of Series C Preferred Stock. In the event of such a consolidation, merger, sale or conveyance, effective provision shall be made in the certificate of incorporation of the resulting or surviving corporation or otherwise for the protection of the conversion rights of the shares of the Series C Preferred Stock which shall be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of shares of the Series C Preferred Stock. In case securities or properties other than Common Stock shall be issuable or deliverable upon conversion as aforesaid, then all references in this paragraph 5 shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or properties.

        (f)     Whenever the conversion price is adjusted as herein provided:

                (1) the Company shall compute the adjusted conversion price in accordance with this paragraph 5 and shall prepare a certificate signed by the President or one of the Vice Presidents and the Treasurer or one of the Assistant Treasurers of the Company setting forth the adjusted conversion price, and such certificate shall forthwith be filed with the transfer agent for the Series C Preferred Stock; and

                (2) a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price shall, as soon as practicable, be mailed to the holders of record of the outstanding shares of Series C Preferred Stock.

        (g)     In case at any time:

                (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of profits or surplus; or

                (2) the Company shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or series or of any other rights; or

                (3) of any reclassification of the capital stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the property and assets of the Company, or of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the transfer agent for the Series C Preferred Stock and to the holders of record of the outstanding shares of Series C Preferred Stock, at least 20 days (or 10 days in any case specified in clause
(1) or (2) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

        (h) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the shares of the Series C Preferred Stock, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series C Preferred Stock then outstanding.

        (i) The Company will pay any and all transfer taxes that may be payable in respect of the issuance or delivery of shares of Common Stock on conversion of shares of Series C Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock in a name other than that in which the Series C Preferred Stock so converted was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

        (j) For the purpose of this paragraph 5, the term "Common Stock" shall include any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, and which is not subject to redemption by the Company. However, shares issuable on conversion of shares of the Series C Preferred Stock shall include only shares of Common Stock as such Common Stock exists on the date of this Certificate or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

        (k) Average Share Price. As used herein, the term "Average Share Price" shall mean the average of the last sale price per share of the Company's shares of Common Stock as reported by Bloomberg, L.P. ("Bloomberg") (or, if Bloomberg is not then providing quotes, from a comparable reputable source), on any one of the following exchanges on which such Common Stock shall then be quoted; namely, (a) the American Stock Exchange, (b) the NASDAQ National Market System ("NASDAQ NMS"), (c) the NASDAQ System (other than the NASDAQ NMS), (d) the New York Stock Exchange, or (e) the National Quotation Bureau, Inc. for quotes on the Electronic Bulletin Board or the "Pink Sheets", as the case may be, for the applicable number of consecutive trading days immediately preceding the dividend payment date or conversion date specified in Section 2(b) or this
Section 5, as the case may be. "Closing Price" shall mean the last sale price per share on any particular date, determined as aforesaid.

6.      Redemptions.
        ------------

        (a) Voluntary Redemption. Subject to compliance with the provisions of this Section 6(a), the Company shall have the right exercisable at any time on or after November 3, 2002, on not more than sixty
(60) days and not less than fifteen (15) days prior written notice to the holders of Series C Preferred Stock (the "Voluntary Redemption Notice"), to redeem all or any portion of the Shares of Series C Preferred Stock at a redemption price for each Share of Series C Preferred Stock to be redeemed (the "Voluntary Redemption Price") equal to the sum of (i) $100 per Share, and (ii) all declared, payable and unpaid dividends on such Share to the date fixed for redemption (the "Voluntary Redemption Date").

        (b) Mandatory Redemption. On November 3, 2004 (the "Mandatory Redemption Date"), the Company shall redeem all of the Shares then outstanding at a redemption price for each Share to be redeemed (the "Mandatory Redemption Price") equal to the sum of (i) $100 per Share, and (ii) all accrued dividends on such Share to the Mandatory Redemption Date.

        (c) Method of Payment. The Company shall pay an aggregate amount for all Shares to be redeemed hereunder (the "Redemption Payment"), calculated by multiplying the number of Shares so redeemed by the applicable Voluntary Redemption Price or Mandatory Redemption Price, as the case may be, on the Voluntary Redemption Date or Mandatory Redemption Date, as applicable, by payment of the Voluntary Redemption Price or Mandatory Redemption Price, as applicable, by bank cashiers' or certified check payable to the applicable holders of the Series C Preferred Stock or wire transfer of immediately available funds to accounts designated in writing by such holders received by the Company at least five (5) business days prior thereto. If, for any reason, the full applicable Redemption Payment is not timely made pursuant to this
Section 6(c), such defaulted Redemption Payment shall thereafter bear default interest at the lower of the highest legal rate or 15% per annum until paid in full.

        (d) Delivery of Series C Preferred Stock. The holders of Series C Preferred Stock whose Shares are to be redeemed pursuant to this Section 6 shall deliver to the Company, against receipt of the applicable Voluntary Redemption Payment or Mandatory Redemption Payment, all of their Shares to be redeemed, duly endorsed in blank for transfer or accompanied by a duly executed stock power with the signature of the record owner guaranteed by a bank or member firm of the New York Stock Exchange.

7. No Preemptive Rights. Except as provided in Sections 5, 8, and 9 hereof, no holder of the Series C Preferred Stock shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereafter authorized, or any bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class or bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in its absolute discretion may deem advisable.

8. Exchange for Senior Subordinated Notes. At any time after November 3, 2000, the Series C Preferred Stock will be exchangeable for 9% Senior Subordinated Notes of the Company due November 3, 2004, at the rate of $100 principal amount of such notes for each Share. The exchanging holder shall furnish to the Company irrevocable written notice of such exchange, together with the certificates evidencing the Shares to be exchanged, duly endorsed in blank for transfer or accompanied by a duly executed stock power, with the signature of the record holder guaranteed by a bank or a member of the firm of the New York Stock Exchange.

9.      Series C Special Redemption.
        ----------------------------

        (a) Subject to subsection (e) hereof, each holder of Series C Preferred Stock shall have the right to require the redemption of a portion or all of its Series C Preferred Stock upon a Series C Redemption Event (as hereinafter defined) and in the Series C Redemption Amount (as hereinafter defined) at a price equal to $100 per share plus a sum equal to all cash dividends accrued and unpaid to the Series C Redemption Date (as hereinafter defined) and any stock dividends accrued and unpaid to such date.

        (b) Within 30 days of a Series C Redemption Event the Company shall mail a notice (the "Series C Redemption Notice") to each holder of record of the Series C Preferred Stock stating:

        A:      The Series C Redemption Amount; and

        B:      (i)     that a Series C Redemption Event has occurred, that an
                        offer (the "Series C Redemption Event Offer") limited to the Series C Redemption Amount is being made pursuant to the terms of the Series C Preferred Stock and that all shares of the Series C Preferred Stock validly tendered and not in excess of the Series C Redemption Amount will be accepted for redemption. If more than one registered owner of Series C Preferred Stock at the time of any Series C Redemption Event Offer tenders stock for redemption, Series C Preferred Stock shall be accepted for redemption only in the same proportions in which those submitting Series C Preferred Stock share ownership of it;

                (ii) the redemption price and the date of redemption (which shall be a business day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Series C Redemption Date");

                (iii) that any shares of Series C Preferred Stock not tendered will continue to accumulate dividends;

                (iv) that, unless the Company defaults in the payment of the Series C Preferred Stock redemption price, any shares of Series C Preferred Stock accepted for redemption pursuant to the Series C Redemption Event Offer shall cease to accumulate dividends after the Series C Redemption Date;

                (v) that holders whose shares of Series C Preferred Stock are being redeemed only in part will be issued new certificates representing shares of Series C Preferred Stock equal in number to the unredeemed portion of the shares of Series C Preferred Stock surrendered; provided that each certificate representing shares of Series C Preferred Stock redeemed and each new certificate representing shares of Series C Preferred Stock issued shall be in whole shares.

        (c)     On or about the Series C Redemption Date:

                (i) the transfer agent for the Series C Preferred Stock shall deliver to the Company a certificate specifying the aggregate number of shares of Series C Preferred Stock delivered for purchase by the holders of Series C Preferred Stock prior to the Series C Redemption Date pursuant to the Series C Redemption Event Offer;

                (ii) The Company shall accept for redemption shares of Series C Preferred Stock or portions thereof so delivered;

                (iii) The Company shall deposit with the transfer agent for the Series C Preferred Stock money sufficient to pay the redemption price of all shares of Series C Preferred Stock accepted for redemption by the Company; and

                (iv) The Company shall deliver, or cause to be delivered, to the transfer agent for the Series C Preferred Stock an officers' certificate specifying the shares of Series C Preferred Stock or portions thereof accepted for redemption by the Company.

        (d) The transfer agent for the Series C Preferred Stock shall promptly mail to the holders of Series C Preferred Stock so accepted payment in an amount equal to the Series C Preferred Stock redemption price, and the transfer agent for the Series C Preferred Stock shall promptly authenticate and mail to such holders of Series C Preferred Stock a new certificate representing shares of Series C Preferred Stock equal in number to any unredeemed shares of Series C Preferred Stock surrendered; provided that each share of Series C Preferred Stock redeemed and each new certificate representing shares of Series C Preferred Stock issued shall be in whole shares. The Company will notify the holders of Series C Preferred Stock of the results of the Series C Redemption Event Offer as soon as practicable after the Series C Redemption Date.

        (e) "Series C Redemption Event" shall mean each instance in which the amount in the Series C Security Account exceeds the Series C Redemption Amount, provided however, that such Series C Redemption Event shall cease whenever the Company shall mail a Series C Redemption Notice to each holder of record of the Series C Preferred Stock as hereinabove provided.

        (f) "Series C Redemption Amount" shall mean the amount, not less than $1,000,000 except as specified hereinafter upon termination of the Series C Security Account, and not exceeding $6,200,000 in the aggregate, of cash and cash equivalent property held by or for the credit of the Series C Security Account in excess of any reasonable reserve for the payment of fees and expenses of such Security Account. The Company maintains the Series C Security Account to secure and as a method of funding the Series C Redemptions upon Series C Redemption Events. Such Account is maintained pursuant to a security agreement (the "Security Agreement") as required by the Sharing Agreement. Upon termination of the Series C Security

Account in accordance with the terms of the Security Agreement, any amount remaining in such Series C Security Account shall be deemed a Series C Redemption Amount and accordingly shall be applied to fund a Series C Redemption Event Offer.

10.     Change in Control.
        ------------------

        (a) Upon the occurrence of a Change in Control (as hereinafter defined), each holder of Series C Preferred Stock shall have the right to require the redemption of its Series C Preferred Stock by the Company in cash, pursuant to the offer described below (the "Change in Control Offer") at a price (the "Change in Control Redemption Price") equal to $101 per share plus a sum equal to all dividends accrued and unpaid thereon (if any) to the related Change in Control Redemption Date (as hereinafter defined). A "Change in Control" shall mean (i) a merger, consolidation or reorganization of the Company, if, after giving effect thereto, the holders of the Common Stock prior to such transactions shall fail to own at least 51% of the capital stock entitled to vote for the election of directors in the successor entity, (ii) the sale of a majority or more of the assets of the Company in any single transaction or in any series of related transactions or (iii) a change in the composition of the Board of Directors of the Company such that during any period of two consecutive years the individuals who at the beginning of such period were directors of the Company shall cease for any reason to constitute a majority of the directors then in office (and not designated to sit on the Board by any holder of preferred stock) unless the individuals replacing such directors were elected or nominated by the Board of Directors of the Company.

        (b) Within 30 days of any Change in Control the Company shall mail a notice (the "Change in Control Notice") to each holder of record of the Series C Preferred Stock stating:

                (i) that a Change in Control has occurred, that the Change in Control Offering is being made pursuant to the terms of the Series C Preferred Stock and that all Shares validly tendered will be accepted for redemption;

                (ii) the redemption price and the date of redemption (which shall be a business day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Change in Control Redemption Date");

                (iii) that any Shares not tendered will continue to accumulate dividends;

                (iv) that, unless the Company defaults in the payment of the Change in Control Redemption Price, any Shares accepted for redemption pursuant to the Change in Control Offer shall cease to accumulate dividends after the Change in Control Redemption Date;

                (v) that holders of Series C Preferred Stock electing to have any Shares redeemed pursuant to the Change in Control Offer will be required to surrender the certificates representing such Shares to the transfer agent for the Series C Preferred Stock at the address specified in the notice prior to 1:00 P.M., New York City time, on the business day immediately preceding the Change in Control Redemption Date; and

                (vi) that holders whose Shares are being redeemed only in part will be issued new certificates representing Shares equal in number to the unredeemed portion of the Shares surrendered; provided that each certificate representing Shares redeemed and each new certificate representing Shares issued shall be in whole Shares.

        (c)     On or about the Change in Control Redemption Date:

                (i) the transfer agent for the Series C Preferred Stock shall deliver to the Company a certificate specifying the aggregate number of Shares delivered for purchase by the holders of Series C Preferred Stock prior to the Change in Control Redemption Date pursuant to the Change in Control Offer;

                (ii) The Company shall accept for redemption shares of Series C Preferred Stock so delivered;

                (iii) The Company shall deposit with the transfer agent for the Series C Preferred Stock money sufficient to Pay the Change in Control Redemption Price of all Shares accepted for payment by the Company; and

                (iv) The Company shall deliver, or cause to be delivered, to the transfer agent for the Series C Preferred Stock an officers' certificate specifying the Shares accepted for payment by the Company.

        (d) The transfer agent for the Series C Preferred Stock shall promptly mail to the holders of Series C Preferred Stock so accepted payment in an amount equal to the Change in Control Redemption Price, and the transfer agent for the Series C Preferred Stock shall promptly authenticate and mail to such holders of Series C Preferred Stock a new certificate representing Shares equal in number to any unredeemed Shares surrendered; provided that each Share redeemed and each new certificate representing Shares issued shall be in whole Shares. The Company will notify the holders of Series C Preferred Stock of the results of the Change in Control Offer as soon as practicable after the Change in Control Redemption Date.

11.     Miscellaneous.
        --------------

        (a) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

        (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (i) on the same date, if delivered personally or by facsimile by not later than 5:00 p.m. New York time (provided, that a copy of such facsimile shall be simultaneously sent to the Company at its principal place of business), or (ii) three business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company.

12. Notwithstanding anything to the contrary contained in this certificate, no redemption of Series C Preferred Stock shall be permissible except in compliance with the Delaware General Corporation Law. Any proposed redemption of the Series C Preferred Stock authorized herein shall be reduced in an amount to effect compliance with such statute, or if such reduction is not feasible, deferred until such time as a redemption may be made in compliance with such statute.

        IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its duly authorized officer this ____ day of ___________, 2000.


                                        PHOENIX WASTE SERVICES COMPANY, INC.


                                        By:
                                             -----------------------------------
                                             [Name and Title]

                           CERTIFICATE OF DESIGNATION
                                       OF
                SERIES D EXCHANGEABLE REDEEMABLE PREFERRED STOCK
                          (Par Value $.001 Per Share)
                                       OF
                      PHOENIX WASTE SERVICES COMPANY, INC.


        Phoenix Waste Services Company, Inc., a Delaware corporation (hereinafter called the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company pursuant to
Section 151 of the Delaware General Corporation Law at a meeting duly called and held on _________, 2000:

        RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company, in accordance with the provisions of the Certificate of Incorporation of the Company, the Board of Directors hereby creates a series of preferred stock, par value $.001 per share, of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

1. Designation and Rank. The designation of such series of the preferred stock shall be the Series D Exchangeable Redeemable Preferred Stock, par value $.001 per share (the "Series D Preferred Stock"). The number of shares of Series D Preferred Stock (the "Shares") shall be Eight Thousand Seven Hundred Seventy-One (8,771). The Series D Preferred Stock shall rank (i) prior to the common stock, par value $.001 per share, of the Company (the "Common Stock"),
(ii) on a parity with all shares of the Company's Series A Exchangeable Redeemable Preferred Stock, par value $.001 per share (the "Series A Preferred Stock") and the Company's Series C Redeemable Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"), (iii) subordinate and junior to all indebtedness of the Company now or hereafter existing, and (iv) prior to the Company's $2.50 Series B Convertible Preferred Stock, par value $.001 per share (the "Series B Preferred Stock") as to liquidation and other payment rights as provided in Section 4(d) and to any other class or series of capital stock of the Company hereafter created (unless it specifically, by its terms, ranks on a parity with the Series D Preferred Stock) (each such junior class or series of capital stock and the Common Stock being hereinafter referred to as the "Junior Stock"), in each case as to dividends and distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

2.      Cumulative Dividends; Priority.
        -------------------------------

        (a) The holders of record of shares of Series D Preferred Stock are entitled to a cumulative noncompounded dividend equal to 8% per annum, payable when declared by the Company's Board of Directors, and upon any exchange or redemption of the Series D Preferred Stock. Dividends shall be payable semi-annually by the Company on June 30th and December 31st of each year. Through November 3, 2004, dividends on the Series D Preferred Stock may be paid either in cash or, at the election of the Company, by delivery of additional shares of Common Stock having an aggregate "Market Value" (as hereinafter defined) equal to the amount of such dividend, or in any combination of cash and shares of Common Stock. For purposes of dividend payments, each share of Common Stock will be deemed to have a "Market Value" equal to ninety percent of the "Average Share Price" as defined in Section 5(a) for the ten consecutive trading days preceding the dividend payment date. Dividends on shares of the Series D Preferred Stock will be cumulative on a daily basis from the date of initial issuance of such shares of Series D Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Company on such record dates (such record dates being not more than 60 days nor less than 10 days preceding the relevant payment date), as shall be fixed by the Board of Directors. The amount of dividends payable for each full dividend period shall be computed by dividing the annual dividend payment by two. The amount of dividends payable for the initial dividend period or any period shorter or longer than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any stock on a parity with the Series D Preferred Stock with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Series D Preferred Stock like dividends, for all dividend payment periods of the Series D Preferred Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such parity stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of Series D Preferred Stock next preceding such dividend payment date, on the other hand.

        Except as set forth in the preceding sentence, unless full cumulative dividends on the Series D Preferred Stock have been paid, no dividends (other than in Common Stock of the Company) may be paid or declared or set aside for payment or other distribution made, upon the Common Stock or any other Junior Stock of the Company or stock on a parity with the Series D Preferred Stock as to dividends, nor may any Common Stock or any other Junior Stock or parity stock of the Company, except as provided in that certain Sharing Agreement dated March 31, 2000 between the Company, Wasteco Ventures Limited and Robert J. Longo, as amended, be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock); provided, that any such Junior Stock or parity stock may be converted into or exchanged for stock of the Company ranking junior to the Series D Preferred Stock as to dividends.

3.      Voting Rights.
        --------------

        (a) The Series D Preferred Stock shall have the following class voting rights. So long as any shares of the Series D Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least sixty-six and 2/3 percent of the aggregate shares of the Series A Preferred Stock and Series D Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series A Preferred Stock and Series D Preferred Stock vote together as a single, separate class: (i) authorize, create or issue (other than the 169,000 shares of Series A Preferred Stock and 91,000 shares of Series C Preferred Stock outstanding on the date of the filing of this Certificate of Designation), or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the Series D Preferred Stock with respect to the payment of dividends or the distribution of assets on liquidation, dissolution or winding up; or (ii) repurchase, or pay cash dividends on, shares of the Company's Junior Stock; provided, that dividends may be paid on Junior Stock so long as at the time of such payment (A) all dividends on the Series D Preferred Stock shall have been paid in full, and (B) if dividends on Junior Stock are payable in cash, all dividends on the Series D Preferred Stock thereafter paid shall similarly be paid in cash. In addition, so long as any shares of the Series D Preferred Stock remain outstanding, the Company shall not, without the affirmative vote or consent of the holders of at least sixty-six and 2/3% of the shares of the Series D Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, in which the holders of the Series D Preferred Stock vote separately as a class: (x) amend, alter or repeal the provisions of the Series D Preferred Stock, whether by merger, consolidation or otherwise, so as to affect materially and adversely any right, preference, privilege or voting power of the Series D Preferred Stock; provided, however, that any creation and issuance of other series of Junior Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers; or (y) amend the Certificate of Incorporation or Bylaws of the Company so as to affect materially and adversely any right, preference, privilege or voting power of the Series D Preferred Stock; provided, however, that any creation and issuance of other series of Junior Stock shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

        (b) Except as provided above and except as otherwise required by applicable law, the Series D Preferred Stock shall have no voting rights.

4.      Liquidation Preference.
        -----------------------

        (a) In the event of the liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series D Preferred Stock then outstanding, pari passu with the holders of shares of the Series A Preferred Stock and the Series C Preferred Stock, shall be entitled to receive, out of the assets of the Company whether such assets are capital or surplus of any nature, an amount (the "Liquidation Preference") per share equal to $100 per share of the Series D Preferred Stock, plus cumulative and unpaid dividends at the rate of 8% per annum, through the date of liquidation, dissolution or winding up, whether or not declared, and no more, before any payment shall be made or any assets distributed to the holders of the Common Stock or any other Junior Stock. If the assets of the Company are not sufficient to pay in full the liquidation payment payable to the holders of outstanding shares of the Series D Preferred Stock, and any series of preferred stock or any other class of stock on a parity, as to rights on liquidation, dissolution or winding up, with the Series D Preferred Stock (the "Parity Securities"), provided that the holders of a majority of the shares of Series D Preferred Stock approve such Parity Securities (other than the 169,000 shares of Series A Preferred Stock and 91,000 shares of Series C Preferred Stock outstanding on the date of the filing of this Certificate of Designation) in accordance with Section 3(a) hereof, then the holders of outstanding shares of the Series D Preferred Stock are entitled to be paid on a pro-rata basis together with the other Parity Securities, based on the relative liquidation value of shares of Series D Preferred Stock and the Parity Securities. The liquidation payment with respect to each outstanding fractional share of Series D Preferred Stock shall be equal to a ratably proportionate amount of the liquidation payment with respect to each outstanding whole share of Series D Preferred Stock. All payments for which this Section 4(a) provides shall be in cash, property (valued at its fair market value as determined by an independent nationally recognized investment banking firm) or a combination thereof; provided, however, that no cash shall be paid to holders of Junior Stock unless each holder of the outstanding shares of Series D Preferred Stock and each holder of Parity Securities has been paid in cash the full amount of the liquidation payment to which such holder is entitled as provided herein. After payment of the full amount of the liquidation payment to which each holder is entitled, such holders of shares of Series D Preferred Stock will not be entitled to any further participation as such in any distribution of the assets of the Company.

        (b) A consolidation or merger of the Company with or into any corporation or corporations, or a sale of all or substantially all of the assets of the Company, shall not be deemed to be a liquidation, dissolution, or winding up within the meaning of this Section 4.

        (c) Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than 30 days prior to the payment date stated therein, to the holders of record of the Series D Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

        (d) Together with the outstanding Series A Preferred Stock and outstanding Series C Preferred Stock, the Liquidation Preference set forth in this Paragraph 4, and all other payment rights hereunder, shall be senior and prior in all events to any other preferred stock now or hereafter issued by the Company, including without limitation, the Series B Preferred Stock of the Company unless the parity or priority of such other preferred stock is approved by the Series D Preferred Stock as herein provided.

5.      Miscellaneous.
        --------------

        (a) Average Share Price. As used herein, the term "Average Share Price" shall mean the average of the last sale price per share of the Company's shares of Common Stock as reported by Bloomberg, L.P. ("Bloomberg") (or, if Bloomberg is not then providing quotes, from a comparable reputable source), on any one of the following securities markets on which such Common Stock shall then be quoted; namely, (a) the American Stock Exchange, (b) the NASDAQ National Market System ("NASDAQ NMS"), (c) the NASDAQ System (other than the NASDAQ NMS),
(d) the New York Stock Exchange or (e) the National Quotation Bureau, Inc. for quotes on the Electronic Bulletin Board or the "Pink Sheets," as the case may be, for the applicable number of consecutive trading days immediately preceding the dividend payment date.

        (b) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company.

        (c) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (i) on the same date, if delivered personally or by facsimile by not later than 5:00 p.m. New York time (provided, that a copy of such facsimile shall be simultaneously sent to the Company at its principal place of business or its then current address and facsimile number), or (ii) three business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the holder of record at its address appearing on the books of the Company.

6.      Redemptions.
        ------------

        (a) Voluntary Redemption. Subject to the right of the holders of Series D Preferred Stock to effect an exchange of their shares of Series D Preferred Stock at any time prior to 5:00 p.m. New York City time on the date fixed for redemption and subject to compliance with the provisions of this
Section 6(a), the Company shall have the right, exercisable at any time on not more than sixty days and not less than fifteen days prior written notice to the holders of Series D Preferred Stock (the "Voluntary Redemption Notice"), to redeem all or any portion of the Shares at a redemption price for each Share to be redeemed (the "Voluntary Redemption Price") equal to the sum of (i) $100 per Share, and (ii) all accrued dividends on such Share to the date fixed for redemption (the "Voluntary Redemption Date"). If the Company redeems less than all of the outstanding Shares on any Voluntary Redemption Date, such redemption shall be effected on a pro-rata basis among the holders of record.

        (b) Mandatory Redemption. On November 3, 2004 (the "Mandatory Redemption Date"), the Company shall redeem all of the Shares then outstanding at a redemption price for each Share to be redeemed (the "Mandatory Redemption Price") equal to the sum of (i) $100 per Share, and (ii) all accrued dividends on such Share to the Mandatory Redemption Date.

        (c) Method of Payment. The Company shall pay an aggregate amount for all Shares to be redeemed hereunder (the "Redemption Payment"), calculated by multiplying the number of Shares so redeemed by the applicable Voluntary Redemption Price or Mandatory Redemption Price, as the case may be, on the Voluntary Redemption Date or Mandatory Redemption Date, as applicable, by payment of the Voluntary Redemption Price or the Mandatory Redemption Price, as applicable, by bank cashier's or certified check payable to the applicable holders of the Series D Preferred Stock or wire transfer of immediately available funds to accounts designated in writing by such holders received by the Company at least five business days prior thereto. If, for any reason, the full applicable Redemption Payment is not timely made pursuant to this Section 6(c), such defaulted Redemption Payment shall thereafter bear default interest at the lower of the highest legal rate or 15% per annum until paid in full.

        (d) Delivery of Series D Preferred Stock. The holders of Series D Preferred Stock whose Shares are to be redeemed pursuant to this Section 6 shall deliver to the Company, against receipt of the applicable Voluntary Redemption Payment or Mandatory Redemption Payment, all of their Shares to be redeemed, duly endorsed in blank for transfer or accompanied by a duly executed stock power with the signature of the record owner guaranteed by a bank or member firm of the New York Stock Exchange.

7. No Preemptive Rights. Except as provided in Sections 8 and 9 hereof, no holder of the Series D Preferred Stock shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereafter authorized, or any bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class or bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in its absolute discretion may deem advisable.

8. Exchange for Senior Subordinated Notes. At any time after November 3, 2000, the Series D Preferred Stock will be exchangeable for 9% Senior Subordinated Notes of the Company due November 3, 2004, at the rate of $100 principal amount of such notes for each Share. The exchanging holder shall furnish to the Company irrevocable written notice of such exchange, together with the certificates evidencing the Shares to be exchanged, duly endorsed in blank for transfer or accompanied by a duly executed stock power, with the signature of the record holder guaranteed by a bank or a member firm of the New York Stock Exchange.

9.      Change in Control.
        ------------------

        (a) Upon the occurrence of a Change in Control (as hereinafter defined), each holder of Series D Preferred Stock shall have the right to require the redemption of its Series D Preferred Stock by the Company in cash, pursuant to the offer described below (the "Change in Control Offer") at a price (the "Change in Control Redemption Price") equal to $101 per share plus a sum equal to all dividends accrued and unpaid thereon (if any) to the related Change in Control Redemption Date (as hereinafter defined). A "Change in Control" shall mean (i) a merger, consolidation or reorganization of the Company, if, after giving effect thereto, the holders of the Common Stock prior to such transaction shall fail to own at least 51% of the capital stock entitled to vote for the election of directors in the successor entity, (ii) the sale of a majority or more of the assets of the Company in any single transaction or in any series of related transactions or (iii) a change in the composition of the Board of Directors of the Company such that during any period of two consecutive years the individuals who at the beginning of such period were directors of the Company shall cease for any reason to constitute a majority of the directors then in office (and not designated to sit on the Board by any holder of preferred stock) unless the individuals replacing such directors were elected or nominated by the Board of Directors of the Company.

        (b) Within 30 days of any Change in Control, the Company shall mail a notice (the "Change in Control Notice") to each holder of record of the Series D Preferred Stock stating:

                (i) that a Change in Control has occurred, that the Change in Control Offer is being made pursuant to the terms of the Series D Preferred Stock and that all Shares validly tendered will be accepted for redemption;

                (ii) the redemption price and the date of redemption (which shall be a business day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Change in Control Redemption Date");

                (iii) that any Shares not tendered or redeemed will continue to accumulate dividends;

                (iv) that, unless the Company defaults in the payment of the Change in Control Redemption Price, any Shares accepted for redemption pursuant to the Change in Control Offer shall cease to accumulate dividends after the Change in Control Redemption Date;

                (v) that holders of Series D Preferred Stock electing to have any Shares redeemed pursuant to the Change in Control Offer will be required to surrender the certificates representing such Shares to the transfer agent for the Series D Preferred Stock at the address specified in the notice prior to 1:00 p.m., New York City time, on the business day immediately preceding the Change in Control Redemption Date; and

                (vi) that holders whose Shares are being redeemed only in part will be issued new certificates representing Shares equal in number to the unredeemed portion of the Shares surrendered; provided that each certificate representing Shares redeemed and each new certificate representing Shares issued shall be in whole Shares.

        (c)     On or about the Change in Control Redemption Date:

                (i) the transfer agent for the Series D Preferred Stock shall deliver to the Company a certificate specifying the aggregate number of Shares delivered for purchase by the holders of Series D Preferred Stock prior to the Change in Control Redemption Date pursuant to the Change in Control Offer;

                (ii) The Company shall accept for redemption Shares so delivered;

                (iii) The Company shall deposit with the transfer agent for the Series D Preferred Stock money sufficient to pay the Change in Control Redemption Price for all Shares accepted for payment by the Company; and

                (iv) The Company shall deliver, or cause to be delivered, to the transfer agent for the Series D Preferred Stock an officer's certificate specifying the Shares accepted for payment by the Company.

        (d) The transfer agent for the Series D Preferred Stock shall promptly mail to the holders of Series D Preferred Stock so accepted payment in an amount equal to the Change in Control Redemption Price, and the transfer agent for the Series D Preferred Stock shall promptly authenticate and mail to such holders of Series D Preferred Stock a new certificate representing Shares equal in number to any unredeemed Shares surrendered, provided that each Share redeemed and each new certificate representing Shares issued shall be in whole Shares. The Company will notify the holders of Series D Preferred Stock of the results of the Change in Control Offer as soon as practicable after the Change in Control Redemption Date.

        IN WITNESS WHEREOF, this Certificate of Designation has been executed on behalf of the Company by its duly authorized officer this ______ day of ____________, 2000.

                                        PHOENIX WASTE SERVICES COMPANY, INC.


                                        By:
                                             -----------------------------------
                                             [Name and Title]

                                    BY-LAWS
                                       OF
                      PHOENIX WASTE SERVICES COMPANY, INC.


                                   ARTICLE I.
                                    Offices.

        SECTION 1. Registered Office. The registered office of Phoenix Waste Services Company, Inc. (hereinafter referred to as the "Corporation") shall be maintained at such location within the State of Delaware as is provided in the Certificate of Incorporation of the Corporation. The Corporation shall maintain in and in charge of such registered office an agent upon whom process against the Corporation may be served.

        SECTION 2. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                  ARTICLE II.
                           Meetings of Shareholders.

        SECTION 1. Annual Meetings. The annual meeting of the shareholders of the Corporation for the election of directors and for the transaction of such business as may properly come before the meeting shall be held on such date and at such time as the Board of Directors may fix prior to the notice of the meeting. If the election of directors shall not be held on the day designated pursuant hereto for any annual meeting or at any adjournment of such meeting, the directors shall cause the election to be held at a special meeting as soon thereafter as may be convenient. At such special meeting, the shareholders may elect the directors and transact other business with the same force and effect as an annual meeting duly called and held.

        SECTION 2. Special Meetings. A special meeting of the shareholders for any purpose or purposes, unless otherwise prescribed by statute, may be called at any time and shall be called by the President or the persons appointed to the Office of the President or the Secretary upon direction of the Board of Directors.

        SECTION 3. Place of Meetings. All meetings of the shareholders of the Corporation shall be held at the registered office of the Corporation or at such other place, within or without the State of Delaware, as shall be designated by the Board of Directors and stated in the notice of the meeting.

        SECTION 4. Notice of Meetings. Notice of the place, date, and time of all meetings of the shareholders shall be given, not less than ten nor more than sixty days before the date on which the meeting is to be held, to each shareholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

        When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

        SECTION 5. Quorum. At any meeting of the shareholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or series is required, a majority of the shares of such class or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

        If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, date or time.

        SECTION 6. Organization. At every meeting of the shareholders, the President or the persons appointed to the Office of the President, or, in his, her or their absence, a Vice-President, or, in the absence of all the foregoing persons, a chairman chosen by a majority in interest of the shareholders present in person or by proxy and entitled to vote thereat, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary, shall act as secretary at all meetings of the shareholders. In the absence from any such meeting of the Secretary or an Assistant Secretary, the chairman may appoint any person to act as secretary of the meeting.

        SECTION 7. Business and Order of Business. At each meeting of the shareholders, such business may be transacted as shall have been stated in the notice of such meeting or as determined by the chairman of the meeting, and the order of business at all meetings of the shareholders shall be as determined by the chairman.

        SECTION 8. Voting. At each meeting of the shareholders, each shareholder shall be entitled to one vote, or such other number of votes provided for in the Certificate of Incorporation or any Certificate of Designation with respect to such shareholder's stock, in person or by proxy for each share of the Corporation having voting rights registered in its, his or her name on the books of the Corporation at the close of business on the record date for such meeting.

        Any shareholder entitled to vote may vote in person or by proxy in writing; provided, however, that no proxy shall be valid more than three years after the date of the execution thereof, unless otherwise provided therein. The presence at any meeting of any shareholder who has given a proxy shall not revoke such proxy unless the shareholder shall file proper notice of such revocation with the secretary of the meeting prior to the voting of such proxy.

        All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

        The Corporation may, and to the extent required by law, shall, in advance of any meeting of shareholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

        SECTION 9. List of Shareholders. A complete list of shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order for each class of stock and showing the address of each such shareholder and the number of shares registered in its, his or her name, shall be open to the examination of any such shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. If the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

        The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any shareholder who is present. This list shall presumptively determine the identity of the shareholders entitled to vote at the meeting and the number of shares held by each of them.

        SECTION 10. Action By Shareholders Without a Meeting. Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if, subject to the provisions of Section 228 of the Delaware General Corporation Law, shareholders who would have been entitled to cast the minimum number of votes which would be necessary to authorize such action at a meeting at which all shareholders entitled to vote thereon were present and voting shall consent in writing to such action being taken. Whenever corporate action is so taken, the consents of the shareholders consenting thereto shall be filed with the minutes of proceedings of the shareholders of the Corporation.


                                  ARTICLE III.
                              Board of Directors.

        SECTION 1. General Powers. The property, affairs, and business of the Corporation shall be managed by or under the direction of the Board of Directors.

        SECTION 2. Number, Qualifications, and Term of Office. The number of directors which shall constitute the whole Board of Directors shall be not less than three or more than nine, the exact number within such range to be fixed from time to time by the Board of Directors. The directors shall be elected annually at the annual meeting of the shareholders, and each director shall hold office until his or her successor shall have been elected and qualified, or until his or her death, or until he or she shall have resigned in the manner provided in Section 12 of this Article III or shall have been removed, whichever shall first occur. Any directors elected to fill a vacancy in the Board of Directors shall be deemed elected for the unexpired portion of the term of his or her predecessor on the Board of Directors. Each director, at the time of his or her election, shall be at least eighteen years of age, but need not be a shareholder of the Corporation.

        SECTION 3. Election of Directors. At each meeting of the shareholders for the election of directors, the directors shall be chosen by a plurality of the votes cast at such election by the holders of shares entitled to vote thereon. The vote for directors need not be by ballot unless demanded by a shareholder entitled to vote thereon at the election and before the voting begins.

        SECTION 4. Annual Meetings. The annual meeting of the Board of Directors shall be held in each year immediately after the annual meeting of shareholders, at such place as the Board of Directors may fix from time to time, and if so held, no notice of such meeting need be given.

        SECTION 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times as the Board of Directors shall by resolution determine. Notice of regular meetings need not be given.

        SECTION 6. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the President or the persons appointed to the Office of the President or any two directors. Notice of each such meeting shall be mailed to each director, addressed to him or her at his or her residence or usual place of business, at least five days before the day on which the meeting is to be held, or shall be sent to him or her at such place by telegraph, cable, telex, facsimile, or the equivalent, or be delivered personally or by telephone, not later than the day preceding the day on which the meeting is to be held except that in the event of an emergency the President or the persons appointed to the Office of the President may direct that shorter notice of a special meeting be given personally or by telephone or telegraph, cable, telex, cable, facsimile, or the equivalent. Neither the business to be transacted at nor the purpose of the meeting need be specified in the notice. Notice of any meeting of the Board of Directors need not be given to any director, however, if waived by him or her in writing or by telegraph, telex, cable, facsimile, or the equivalent, whether before or after such meeting be held, and such notice shall be deemed waived if he or she shall be present at the meeting and not object at the commencement of the meeting to the lack of notice. Any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given, if all the directors shall be present thereat.

        SECTION 7. Place of Meeting. Any meetings of the Board of Directors may be held in such manner and at such place or places within or without the State of Delaware as the Board of Directors may from time to time designate.

        SECTION 8. Quorum and Manner of Acting. A majority of the directors shall be required to constitute a quorum for the transaction of business at any meeting. The act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum be had. Notice of any adjourned meeting shall be given in the same manner as notice of special meetings are required to be given as herein set forth. Except as otherwise provided herein, the directors shall act only as a board and the individual directors shall have no power as such.

        SECTION 9. Action by Written Consent. Any action required or permitted to be taken pursuant to authorization voted at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and such consents are filed with the minutes of the proceedings of the Board of Directors or committee. Such consent shall have the same effect as a unanimous vote of the Board of Directors or committee for all purposes and may be stated as such in any certificate or other document filed with the Secretary of State.

        SECTION 10. Organization. At each meeting of the Board of Directors, the Chairman of the Board (who shall be elected for a one year term by the directors at the annual meeting of the Board) or, in his or her absence, the President or the persons appointed to the Office of the President, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary, or, in the absence of the Secretary and the Assistant Secretaries, any person appointed by the Chairman, shall act as secretary of the meeting.

        SECTION 11. Order of Business. At all meetings of the Board of Directors, business may be transacted in such order as the Board of Directors may from time to time determine.

        SECTION 12. Resignations. Any directors of the Corporation may resign at any time by giving written notice to the Board of Directors or to the President or the persons holding the Office of the President or the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 13. Removal of Directors. Except as otherwise provided in the Delaware General Corporation Law or the Certificate of Incorporation, any director may be removed at any time, either with or without cause, by the shareholders at any regular or special meeting.

        SECTION 14. Vacancies. Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of

Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such directors' successors shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

        SECTION 15. Compensation. The directors shall receive such compensation for their services as directors and such allowance for travelling expenses for attendance at meetings of the Board of Directors, as may be determined by the Board of Directors. The foregoing shall not be construed as prohibiting the payment to any person who is a director of compensation for services rendered to the Corporation in any other capacity.

        SECTION 16. Board Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may also cause the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any by-law of the Corporation.

        SECTION 17. Participation in Meetings by Conference Telephone or Other Communications Equipment. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

                                  ARTICLE IV.
                                   Officers.

        SECTION 1. Number. The officers of the Corporation shall be a President or the persons appointed to the Office of the President, one or more Vice-Presidents (if appointed by the Board of Directors), a Treasurer, and a Secretary, and one or more Assistant Treasurers and Assistant Secretaries (if appointed by the Board of Directors), and such other officers as may be elected or appointed by the Board of Directors in accordance with the provisions of
Section 3 of this Article IV.

        SECTION 2. Election, Qualification, and Terms of Office. The officers shall be elected annually by the Board of Directors. Each officer, except such officers as may be appointed in accordance with the provisions of Section 3 of this Article IV, shall hold office until his or her successor shall have been elected and qualified, or until his or her earlier death, resignation, or removal in the manner herein provided. Any person may hold more than one office.

        SECTION 3. Subordinate Officers. The Board of Directors from time to time may elect such other officers and appoint such agents and employees as it may deem necessary or proper. Such officers, agents, and employees shall hold office for such period, have such authority, and perform such duties as are provided in these By-laws or as the Board of Directors may from time to time prescribe.

        SECTION 4. Resignations. Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, the President or the persons appointed to the Office of the President, or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or any such officer

        SECTION 5. Removal. Any officer may be removed, either with or without cause, by the Board of Directors.

        SECTION 6. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause may be filled for the unexpired portion of the term by the Board of Directors.

        SECTION 7. The President. The Corporation shall either have a President or an Office of the President (as defined in Section 8 below), as determined by the Board of Directors from time to time. If the Corporation has a President, he or she shall be the chief executive officer of the Corporation. Subject to the direction of the Board of Directors he or she shall have general charge of the business, affairs and property of the Corporation and general supervision over its officers and agents. If present, he or she shall preside at all meetings of shareholders and, in the absence of the Chairman of the Board (if one has been appointed), at all meetings of the Board of Directors, and he or she shall see that all orders and resolutions of the Board or Directors are carried into effect. He or she may sign, with any other officer thereto authorized, certificates of stock of the Corporation, the issuance of which shall have been duly authorized. The President may also sign and execute, in the name of the Corporation, deeds, mortgages, bonds, contracts, agreements, and other instruments duly authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent. From time to time, he or she shall report to the Board of Directors all matters within his or her knowledge which the interests of the Corporation may require to be brought to their attention. He or she shall also perform such other duties as are given to him or her by these By-laws or as from time to time may be assigned to him or her by the Board of Directors.

        SECTION 8. Office of the President. If the Board of Directors determines to authorize an Office of the President, such Office of the President shall, until further direction of the Board, consist of such number of persons as the Board of Directors shall determine from time to time, which persons shall be appointed by the Board. Such individuals shall, jointly, have all the powers and obligations of the President set forth in Section 7, above, and all actions permitted to be taken by the President must be approved jointly by the individuals in the Office of the President. Appointees to the Office of the President may be either paid consultants or full-time employees, subject in each case to Board approval. If the Board has authorized an Office of the President rather than appointed a single individual as President, every reference in these By-Laws to the President shall, unless the context otherwise requires, mean the Office of the President.

        SECTION 9. The Vice-Presidents. The Board may, but need not, elect one or more Vice-Presidents. At the request of the President or the persons appointed to the Office of the President, any Vice-President shall perform all the duties of the President or the persons appointed to the Office of the President and, when so acting, shall have all the powers of and be subject to all restrictions upon the President or the persons appointed to the Office of the President. Each Vice-President shall perform such other duties as are given to him or her by these By-Laws or as from time to time may be assigned to him or her by the Board of Directors or the President or the persons appointed to the Office of the President.

        SECTION 10. The Secretary. The Secretary shall:

        (a) record all the proceedings of the meetings of the shareholders and Board of Directors in a book or books to be kept for that purpose;

        (b) cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by statute;

        (c) be custodian of the records and of the seal of the Corporation, and cause such seal to be affixed to all certificates representing stock of the Corporation prior to the issuance thereof and to all instruments, the execution of which on behalf of the Corporation under its seal shall have been duly authorized;

        (d) see that the lists, books, reports, statements, certificates, and other documents and records required by statute are properly kept and filed;

        (e) have charge of the stock and transfer books of the Corporation and cause such stock and transfer books to be kept in such manner as to show at any time the amount of stock of the Corporation issued and outstanding, the names and addresses of the holders of record thereof, the number of shares held by each, and the date when each became such holder of record;

        (f)     perform the duties required of him or her under Section 10 of
Article II of these By-Laws;

        (g) sign (unless the Treasurer, an Assistant Treasurer, or Assistant Secretary shall sign) certificates representing stock of the Corporation, the issuance of which shall have been duly authorized; and

        (h) in general, perform all duties incident to the office of Secretary and such other duties as are given to him or her by these By-Laws or as from time to time may be assigned to him or her by the Board of Directors or the President or the persons appointed to the Office of the President.

        SECTION 11. The Assistant Secretaries. One or more Assistant Secretaries may, but need not, be designated by the Board of Directors. At the request of the Secretary, or in his or her absence or disability, the President or the persons appointed to the Office of the President or one of the Assistant Secretaries shall perform all the duties of the Secretary, and, when so acting, shall have all the powers of and be subject to all restrictions upon the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be assigned to him or her by the Board of Directors, the President or the persons appointed to the Office of the President, or the Secretary.

        SECTION 12. The Treasurer. The Treasurer shall:

        (a) have charge of and supervision over and be responsible for the funds, securities, receipts, and disbursements of the Corporation;

        (b) cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies, or with such bankers or other depositaries, as shall be selected in accordance with Section 3 of Article V of these By-laws or to be otherwise dealt with in such manner as the Board of Directors may direct;

        (c) cause the funds of the Corporation to be disbursed by checks or drafts upon the authorized depositaries of the Corporation, and cause to be taken and preserved proper vouchers for all monies disbursed;

        (d) render to the Board of Directors or the President or the persons appointed to the Office of the President, whenever requested, a statement of the financial condition of the Corporation and of all his or her transactions as Treasurer;

        (e) cause to be kept at the principal office of the Corporation or at such other office (within or without the State of Delaware) as shall be designated by the Board of Directors, correct books of account of all its business and transactions;

        (f) sign (unless the Secretary, Assistant Secretary or an Assistant Treasurer shall sign) certificates representing stock of the Corporation, the issuance of which shall have been duly authorized; and

        (g) in general, perform all duties incident to the office of Treasurer and such other duties as are given to him or her by these By-Laws or as from time to time may be assigned to him or her by the Board of Directors or the President or the persons appointed to the Office of the President.

        SECTION 13. The Assistant Treasurers. One or more Assistant Treasurers may, but need not, be designated to act by the Board of Directors. At the request of the Treasurer, or in his or her absence or disability, the President or the persons appointed to the Office of the President or one of the Assistant Treasurers shall perform all the duties of the Treasurer, and, when so acting, shall have all the powers of and be subject to all restrictions upon the Treasurer. Each Assistant Treasurer shall perform such other duties as from time to time may be assigned to him or her by the Board of Directors, the President or the persons appointed to the Office of the President, or the Secretary.

        SECTION 14. Salaries. The salaries of the officers of the Corporation shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

                                   ARTICLE V.
                 Contracts, Checks, Drafts, Bank Accounts, etc.

        SECTION 1. Contracts, etc.; How Executed. The President or the persons appointed to the Office of the President or any Vice-President, subject to the approval of the Board of Directors, may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation, and such authorization may be general or confined to specific instances.

        SECTION 2. Checks, Drafts, etc. All checks, drafts, or other orders for the payment of money and all notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or agent or agents of the Corporation as shall be thereunto so authorized from time to time by resolution of the Board of Directors.

        SECTION 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to its credit in such banks or trust companies or with such bankers or other depositaries as the Board of Directors may select or as may be selected by any officer or officers or agent or agents authorized so to do by the Board of Directors. Endorsement for deposit to the credit of the Corporation in any of its duly authorized depositaries shall be made in such manner as the Board of Directors from time to time may determine.

        SECTION 4. General and Special Bank Accounts. The Board of Directors may authorize from time to time the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositaries as it may designate and may make such special rules and regulations with respect thereto, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

        SECTION 5. Loans. No loans or advances shall be borrowed on behalf of the Corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the Board of Directors. Such authorization may be general or confined to specific instances. Any officer or agent of the Corporation thereunto so authorized may effect loans and advances for the Corporation and for such loans and advances may make, execute, and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. Any officer or agent of the Corporation thereunto so authorized may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stock, bonds, other securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same and do every act and thing necessary or proper in connection therewith.

        SECTION 6. Proxies. Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by such person or persons as shall be thereunto authorized from time to time by the Board of Directors.


                                  ARTICLE VI.
                           Shares and Their Transfer

        SECTION 1. Stock Certificates. Every holder of shares of the Corporation shall be entitled to have a certificate, signed by the President or the persons appointed to the Office of the President or a Vice-President and either the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the class and number of shares owned by him or her in the Corporation. In case any officer of the Corporation who has signed any such certificate shall cease to be such officer, for whatever cause, before the certificate shall have been delivered by the Corporation, the certificate shall be deemed to have been adopted by the Corporation unless the Board of Directors shall otherwise determine prior to the issuance and delivery thereof, and such certificate may be issued and delivered as though the person who signed it had not ceased to be such officer of the Corporation. Certificates representing shares of stock of the Corporation shall be in such form as shall be approved by the Board of Directors. There shall be entered upon the stock books of the Corporation at the time of issuance of each certificate an entry showing the number of the certificate issued, the name and address of the person owning the share or shares represented thereby, the class and number of such shares and the date of issuance thereof. Every certificate exchanged or returned to the Corporation shall be marked "cancelled," with the date of cancellation.

        SECTION 2. Stock Record Books. The stock record books and blank stock certificates shall be kept by the Secretary of the Corporation or by any officer or agent designated by the Board of Directors.

        SECTION 3. Addresses of Shareholders. Each shareholder shall designate to the Secretary of the Corporation an address at which notices of meetings and all other corporate notices may be served, delivered or mailed to him or her, and if any shareholder shall fail to designate such address, all corporate notices (whether served or delivered by the Secretary, another shareholder or any other person) may be served upon him or her by mail directed to him or her at his or her last known post office address.

        SECTION 4. Transfer of Shares. Transfers of shares of the Corporation shall be made on the books of the Corporation by the holder of record thereof or by his or her attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the Secretary of the Corporation and upon surrender of the certificate or certificates representing such shares. The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by statute; provided, however, that whenever any transfer of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary of the Corporation, such fact shall be expressed in the entry of the transfer. Notwithstanding anything to the contrary contained in these By-Laws, the Corporation shall not be required or permitted to make any transfer of shares of the Corporation which violates the terms and provisions of any agreement restricting the transfer of shares of the Corporation to which the Corporation shall be a party; provided, that the restriction upon the transfer of the shares represented by any stock certificate shall be set forth or referred to upon the certificate.

        SECTION 5. Regulations. Subject to the provisions of this Article VI, the Board of Directors may make such rules and regulations as it may deem expedient concerning the issuance, transfer and registration of certificates for shares of the Corporation.

        SECTION 6. Lost, Destroyed, and Mutilated Cer-tificates. The holder of any shares shall promptly notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors, in its discretion, may cause to be issued to him or her a new certificate or certificates of stock upon surrender of the mutilated certificate or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and the Board of Directors, in its discretion, may require the owner of the lost or destroyed certificate or his or her legal representative to give the Corporation a bond, in such sum (not exceeding double the value of such shares) and with such surety or sureties as it may direct, to indemnity the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate.

        SECTION 7. Fixing of Record Dates. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders, or to receive payment of any dividend or other distribution, or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted, and which record date shall not be more than sixty nor less than ten days before the date of any meeting of shareholders, nor more than sixty days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. For determining shareholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, if no record date is fixed by the Board of Directors, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

        A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.


                                  ARTICLE VII.
                                    Notices

        SECTION 1. Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any shareholder may in every instance be effectively given by (i) hand delivery to the recipient thereof, (ii) depositing such notice in the mails, postage paid, (iii) recognized overnight delivery service, (iv) sending such notice by facsimile, receipt acknowledged, or (v) prepaid telegram or mailgram. Any such notice shall be addressed to such shareholder at his or her or her last known address as the same appears on the books of the Corporation. Notices given to shareholders may be given by electronic transmission in the manner provided by law.

        SECTION 2. Waivers. A written waiver of any notice, signed by a shareholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such shareholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

                                 ARTICLE VIII.
                            Dividends, Surplus, etc.

        Subject to the Certificate of Incorporation, any Certificate of Designation with respect to preferred stock of the Corporation and any restrictions imposed by statute, the Board of Directors from time to time, in its discretion, may fix and vary the amount of the working capital of the Corporation and determine what, if any, dividends shall be declared and paid to shareholders out of surplus of the Corporation or other funds legally available therefor.



                                  ARTICLE IX.
                                Corporate Seal.

        The Corporation shall have a corporate seal which shall be in circular form, shall bear the name of the Corporation and the words and figures denoting its organization under the laws of the State of Delaware and the year thereof, and otherwise shall be in such form as shall be approved from time to time by the Board of Directors.


                                   ARTICLE X.
                                  Fiscal Year.

        The fiscal year of the Corporation shall be from May 1 of one year through April 30 of the following year.


                                  ARTICLE XI.
                                  Accountants.

        The Board of Directors of the Corporation shall designate from time to time the independent accountants of the Corporation.

                                  ARTICLE XII.
                                  Amendments.

        All By-Laws of the Corporation shall be subject to amendment, alteration or repeal, and new By-Laws not inconsistent with any provision of the Certificate of Incorporation of the Corporation or any provision of law may be made, by the shareholders or by the Board of Directors to the extent permitted by the Certificate of Incorporation.

                                 ARTICLE XIII.
                               Force and Effect.

        These By-Laws are subject to the provisions of the Delaware General Corporation Law and the Certificate of Incorporation (including any Certificate of Designation with respect to preferred stock of the Corporation). If any provision of these By-Laws is inconsistent with an express provision of such statute or the Certificate of Incorporation (including any Certificate of Designation with respect to preferred stock of the Corporation), the provision of such statute or the Certificate of Incorporation (including any Certificate of Designation with respect to preferred stock of the Corporation) shall govern to the extent of such inconsistency.


                                  ARTICLE XIV.
                   Indemnification of Directors and Officers.

        SECTION 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this
ARTICLE XIV with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

        SECTION 2. Right to Advancement of Expenses. The right to indemnification conferred in Section 1 of this ARTICLE XIV shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections 1 and 2 of this ARTICLE XIV shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

        SECTION 3. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this ARTICLE XIV is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this ARTICLE XIV or otherwise shall be on the Corporation.

        SECTION 4. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this ARTICLE XIV shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, By-laws, agreement, vote of shareholders or disinterested directors or otherwise.

        SECTION 5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

        SECTION 6. Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                                    ANNEX IV







                             NOTICE TO SHAREHOLDERS

                                       OF

                                RIGHT TO DISSENT

                                       AND

                                     FORM OF

                          NOTICE OF DISSENT AND DEMAND

                   NOTICE TO SHAREHOLDERS OF RIGHT TO DISSENT

                      COMPOST AMERICA HOLDING COMPANY, INC.



         THIS NOTICE TO SHAREHOLDERS OF RIGHT TO DISSENT is given this 7th day of September, 2000 pursuant to a resolution of the Board of Directors (the "Board") of Compost America Holding Company, Inc., a New Jersey corporation (the "Company"), and Section 14A:5-6(2) and Chapter 11 of the New Jersey Business Corporation Act (the "Act").



1. You are hereby notified that the Company and its wholly-owned subsidiary, Phoenix Waste Services Company, Inc., a Delaware corporation ("Phoenix"), propose and intend to consummate a merger (the "Reorganization Merger") for the purpose of changing the Company's place of incorporation from New Jersey to Delaware, to be effective on or about October 12, 2000 or such later date as may be required by law (the "Effective Date"), whereby, upon satisfaction of certain conditions stated therein, the Company will merge with Phoenix, Phoenix shall survive the merger and the Company shall cease to exist. This Reorganization Merger constitutes a merger within the meaning of Section 14A:11-1(a) of the Act, thereby requiring approval of the owners of a majority of the Company's voting shares outstanding.



2. On September 7, 2000 a Proxy Statement describing the Reorganization Merger was distributed to all shareholders of record of the Company as at July 31, 2000 seeking their approval of the Reorganization Merger at a meeting of the Company's shareholders to be held on September 28, 2000. A copy of this Proxy Statement accompanies this Notice to Shareholders of Right to Dissent.



3. You are hereby notified that the proposed effective date of the Reorganization Merger is October 12, 2000 and that you have certain rights as a shareholder, including the right to dissent and be paid fair value ("Fair Value") for your shares.



4. To exercise your right to dissent and receive Fair Value for your shares, you must provide, within twenty days of the mailing hereof, which date is September 27, 2000, written notice to the Company of your dissent and demand for Fair Value in the form attached hereto and made a part hereof ("Notice of Dissent and Demand"). Upon making such Notice of Dissent and Demand, you shall cease to have any of the rights of a shareholder except the right to be paid Fair Value for your shares and any other rights of a dissenting shareholder under the Act. Once given, your demand may not be withdrawn without the written consent of Phoenix. Fair Value shall be determined as of September 27, 2000, the day prior to the day the Company anticipates approval of the Reorganization Merger from a majority of the shareholders entitled to vote thereon.


5. Notice of Dissent and Demand should be forwarded to:

          Compost America Holding Company, Inc.
          One Gateway Center, 25th Floor
          Newark, NJ  07102
          Attention: Richard Franks, Esquire

6. Upon your written Notice of Dissent and Demand, you must submit your share certificates or certificates representing your shares (the "Certificates") in the Company at the above address for notation on such Certificate that such Notice of Dissent and Demand has been made. The Company must receive such Certificates no later than twenty days after your Notice of Dissent and Demand and such Certificates shall be returned to you with such notation.

7. Your rights as a dissenting shareholder shall cease if: (1) you fail to present your certificates for notation within twenty days of your Notice of Dissent and Demand; (2) your Notice of Dissent and Demand is withdrawn with the written consent of the Company; (3) Fair Value is not agreed upon and no action to determine the Fair Value is commenced within the time period provided below in paragraph 11; (4) the Superior Court of the State of New Jersey determines that you are not entitled to payment for your shares; (5) the Reorganization Merger is not approved by the Company's shareholders or directors, is abandoned or is rescinded; or (6) a court of competent having jurisdiction permanently enjoins or sets aside the Reorganization Merger.

8. Not later than 10 days after the expiration of the period within which you may provide a Notice of Dissent and Demand to be paid the Fair Value of your shares, the Company shall mail to you the balance sheet and the surplus statement of the Company, as of the latest available date (which shall not be earlier than 12 months prior to the making of such offer) and a profit and loss statement or statements representing not less than a 12-month period ended on the date of such balance sheet. The Company may accompany such mailing with a written offer to pay you for your shares at a specified price deemed by the Company to be the Fair Value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if shares are divided into series, of the same series.

9. If, not later than 30 days after the expiration of the 10-day period specified in paragraph 8 above, Fair Value is agreed upon between you and the Company, payment therefor shall be made upon surrender of the Certificate to the Company.

10. If Fair Value is not agreed upon within the 30-day period specified in paragraph 9 above, you may serve upon the Company a written demand (a "Determination Demand") that it commence an action in the Superior Court for the determination of the Fair Value of the shares. Such Determination Demand shall be served not later than 30 days after the expiration of the 30-day period for making the Determination Demand and such action shall be commenced by the Company not later than 30 days after receipt by the Company of such Determination Demand, but nothing herein shall prevent the Company from commencing such action at any earlier time.

11. If the Company fails to commence the action as provided in the immediately preceding paragraph, you may do so in the name of the Company, not later than 60 days after the expiration of the time limited by the immediately preceding paragraph in which the Company may commence such an action.

12. In any action to determine the Fair Value of shares, the Superior Court of New Jersey shall (i) have jurisdiction to proceed in a summary manner, (ii) make all dissenting shareholders parties to the action, (iii) have discretion to appoint an appraiser to receive evidence and report to the court on the question of Fair Value and (iv) have the power to render judgment against the Company in the amount of the Fair Value of the shares. A judgment in any such action shall be payable upon surrender to the corporation of the Certificate. The costs and expenses of bringing any such action, including the fees and expenses of any appraiser but excluding fees and expenses of counsel and any experts you may employ, will be determined by the court and apportioned among the parties to the action.

                          NOTICE OF DISSENT AND DEMAND



         The undersigned is the registered owner of _____ shares of common stock of Compost America Holding Company, Inc., a New Jersey corporation (the "Company") bearing certificate number(s) ___________ (the "Shares").



         The undersigned acknowledges receipt from the Company of a copy of a Notice to Shareholders of Right to Dissent dated August 31, 2000. In compliance with the terms of Chapter 11 of the New Jersey Business Corporation Act, the undersigned hereby notifies the Company that such shareholder wishes to dissent from the Reorganization Merger (as defined in the Notice to Shareholders of Right to Dissent) and demands Fair Value (as defined in the Notice to Shareholders of Right to Dissent) for the Shares.



         Print Name of Registered Owner:   _________________________



         Dated:                            _________________________



         Signature:                        _________________________



         Number of Shares:                 _________________________